SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

RADIANT LOGISTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

RADIANT LOGISTICS, INC.

405 114th Avenue SE

Third Floor

Bellevue, Washington 98004

October [__], 2012

Dear Stockholder:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders of Radiant Logistics, Inc., on Tuesday, November 13, 2012, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

The Notice of Annual Meeting and Proxy Statement on the following pages describe the matters to be presented at the meeting.

It is important that your shares be represented at this meeting. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy.

Our Board of Directors and management look forward to seeing you at the meeting. Thank you for your continued support.

Sincerely yours,

Bohn H. Crain
Chief Executive Officer

PRELIMINARY COPY

Notice of Annual Meeting of Stockholders

Tuesday, November 13, 2012

To Our Stockholders:

The annual meeting of the stockholders of Radiant Logistics, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, November 13, 2012, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, for the following purposes:

1.            To elect three members of the Board of Directors to serve until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.            To ratify the selection of Peterson Sullivan LLP as the Company’s independent auditor for the 2013 fiscal year;

3.            To approve the Radiant Logistics, Inc. 2012 Stock Option and Performance Award Plan;

4.            To approve an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock it is authorized to issue from 50,000,000 to 100,000,000; and

5.            To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are invited to attend the meeting. Holders of record of the Company’s common stock at the close of business on October 2, 2012, are entitled to notice of and to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at the meeting and at the offices of the Company at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

By Order of the Board of Directors

Alesia Pinney
Secretary

Bellevue, Washington

October [__], 2012

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE US THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES ARE VOTED.

TABLE OF CONTENTS

PROXY STATEMENT	1
VOTING AT THE ANNUAL MEETING	1
VOTING SECURITIES	3
CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION	3
PRINCIPAL STOCKHOLDERS	3
PROPOSAL 1: ELECTION OF DIRECTORS	4
CORPORATE GOVERNANCE	6
EXECUTIVE COMPENSATION	9
PROPOSAL 2: RATIFICATION OF THE SELECTION OF PETERSON SULLIVAN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE 2013 FISCAL YEAR	17
PROPOSAL 3: ADOPTION OF THE RADIANT LOGISTICS, INC. 2012 STOCK OPTION AND PERFORMANCE AWARD PLAN	17
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE	26
AUDIT AND EXECUTIVE OVERSIGHT COMMITTEE MATTERS	27
PRINCIPAL ACCOUNTING FEES AND SERVICES	28
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	29
STOCKHOLDER PROPOSALS	29
STOCKHOLDER COMMUNICATIONS	30
OTHER MATTERS	30
STOCKHOLDERS SHARING AN ADDRESS	30
ANNUAL REPORT ON FORM 10-K	30

RADIANT LOGISTICS, INC. STOCK OPTION AND PERFORMANCE AWARD PLAN	Annex A
AMENDMENT TO CERTIFICATE OF INCORPORATION	Annex B

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PRELIMINARY COPY

RADIANT LOGISTICS, INC.

405 114TH Avenue SE

Third Floor

Bellevue, Washington 98004

PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Radiant Logistics, Inc. (the “Company,” “we” or “us”) for use at the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Tuesday, November 13, 2012, at 9:00 a.m., local time, at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, and at any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 13, 2012. THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2012, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com. In accordance with rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet.

VOTING AT THE ANNUAL MEETING

Who Can Vote

Only stockholders of record at the close of business on October 2, 2012, the record date, are entitled to notice of and to vote at the meeting, and at any postponement(s) or adjournment(s) thereof. As of the record date, [_____________] shares of our common stock, $0.001 par value per share, were issued and outstanding. Holders of our common stock are entitled to one vote per share for each proposal presented at the Annual Meeting.

How to Vote; How Proxies Work

Our Board of Directors is asking for your proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. Please complete, date and sign the enclosed proxy card and return it at your earliest convenience. The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation and mailing of the proxy statement, form of proxy and any other material furnished to the stockholders by the Company in connection with the Annual Meeting. In addition to the solicitation of proxies by mail, employees of the Company may also solicit proxies by telephone or personal contact. These employees will not receive any special compensation in connection therewith. We have retained our transfer agent, Broadridge, to assist in the mailing of the proxy statement and collection of proxies by mail from brokers and other nominees at an estimated cost of $7,000. Our Annual Report on Form 10-K for the year ended June 30, 2012, which includes our consolidated financial statements, is being mailed to stockholders together with these proxy materials on or about October 11, 2012.

Any proxy not specifying to the contrary, and not designated as broker non-votes as described below, will be voted:

•	FOR the election of the directors;
•	FOR the ratification of the selection of Peterson Sullivan LLP as our independent auditor for the 2013 fiscal year;
•	FOR the approval of the Radiant Logistics, Inc. 2012 Stock Option and Performance Award Plan; and
•	FOR the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 100,000,000 shares.

Should any matters not described above be properly presented at the Annual Meeting, the persons named in the proxy form will vote in accordance with their judgment. The proxy form authorizes these persons, in their discretion, to vote upon such matters as may properly be brought before the Annual Meeting or any adjournment(s), postponement(s), or continuation(s) thereof.

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PRELIMINARY COPY

What Constitutes a Quorum

The presence at the Annual Meeting in person or by proxy of holders of a majority of our common stock outstanding and entitled to vote at the Annual Meeting will constitute a quorum.

What Vote is Required

Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors of the Company. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the ratification of the selection of Peterson Sullivan LLP as our independent auditor for the 2013 fiscal year and the Radiant Logistics, Inc. 2012 Stock Option and Performance Award Plan (the “2012 Plan”). The approval of the holders of a majority of our outstanding shares of common stock is required to amend our Certificate of Incorporation to increase the number of authorized shares of common stock.

How Abstentions and Broker Non-Votes Are Treated

For purposes of determining the number of votes cast with respect to a particular matter, only those cast “FOR” or “AGAINST” are included. For all proposals other than the proposal to amend our Certificate of Incorporation, abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the meeting. For the proposal to amend our Certificate of Incorporation, abstentions and broker non-votes will have the same effect as a vote against the proposal.

If you hold your shares in a brokerage or bank account in your broker’s or bank’s name (this is called “Street Name”), it is critical that you instruct your broker or bank to cast your vote if you want it to count in the election of directors (Proposal One), on the approval of the new 2012 Plan (Proposal Three) and on the approval of the amendment to our Certificate of Incorporation (Proposal Four). No votes will be cast on your behalf on these proposals if you hold your shares in Street Name and you do not instruct your bank or broker how to vote. In such a case, your shares will be considered “broker non-votes” with regard to such proposals because the broker or bank will not have discretionary authority to vote such shares. Your bank or broker will have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm. Other than with respect to the proposal to amend our Certificate of Incorporation, broker non-votes, if any, will not be counted as a vote cast and will have no effect on the outcome of the vote on these proposals. Broker non-votes will have the effect as a vote against the proposal to amend our Certificate of Incorporation.

How to Revoke

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. A stockholder who attends the Annual Meeting need not revoke the proxy and vote in person unless he or she wishes to do so. The mere presence at the Annual Meeting of the person appointing a proxy does not, however, revoke the appointment. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your record holder to vote personally at the Annual Meeting.

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VOTING SECURITIES

The Company’s outstanding voting securities consist of common stock. The record date for determining holders of common stock entitled to vote at the Annual Meeting is October 2, 2012. On that date, there were [__________] shares of common stock outstanding, each entitled to one vote per share. The common stock does not have cumulative voting rights.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical facts included or incorporated by reference in this proxy statement, including, without limitation, statements regarding our future financial position, business strategy, budgets, projected revenues, projected costs and plans and objective of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expects,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” or “believes” or the negative thereof or any variation there on or similar terminology or expressions.

These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from results proposed in such statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from our expectations include, but are not limited to our ability to: (i) use our current infrastructure as a "platform" upon which we can build a profitable global transportation and supply chain management company; (ii) retain and build upon the relationships we have with our independent agents; (iii) continue growing our business and maintain historical or increased gross profit margins; (iv) locate suitable acquisition opportunities and secure the financing necessary to complete such acquisitions; (v) assess and respond to competitive practices in our industry; (vi) mitigate, to the best extent possible, our dependence on current management and certain of our larger agency locations; (vii) assess and respond to the impact of current and future laws and governmental regulations affecting the transportation industry in general and our operations in particular; and (viii) assess and respond to such other factors that may be identified from time to time in our Securities and Exchange Commission ("SEC") filings and other public announcements, including those set forth under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended June 30, 2012 filed with the SEC.

All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the foregoing. Except as required by law, we assume no duty to update or revise our forward-looking statements based on changes in internal estimates, expectations, or otherwise.

PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 20, 2012, information with respect to the securities holdings of all persons that we, pursuant to filings with the SEC and our stock transfer records, have reason to believe may be deemed the beneficial owner of more than 5% of our common stock. The following table also sets forth, as of such date, the beneficial ownership of our common stock by all of our current officers and directors, both individually and as a group.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act, and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of September 20, 2012 upon the exercise or conversion of any options, warrants or other convertible securities. This table has been prepared based on 33,041,430 shares of common stock outstanding on September 20, 2012. Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below. Unless otherwise provided, the address to each of the persons listed below is c/o Radiant Logistics, Inc. 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

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Beneficial Owner	Number of shares(1)		Percent of Class
Bohn H. Crain	11,907,514	(2)	34.0%
Douglas K. Tabor	3,314,015	(3)	10.0%
Stephen M. Cohen	2,500,000	(4)	7.6%
Stephen P. Harrington	1,568,182	(5)	4.7%
Dan Stegemoller	479,726	(6)	1.4%
Todd E. Macomber	241,265	(7)	*
Jack Edwards	25,000	(8)	*
Alesia Pinney	500	(9)	*

All officers and directors as a group (6 persons)	14,222,187	(10)	39.9%

* Represents less than one percent.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or will become exercisable within 60 days of September 20, 2012, if any, or Restricted Stock Units (“RSUs”) held by that person that vest within 60 days of September 20, 2012, if any, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Consists of 9,113,500 shares held by Radiant Capital Partners, LLC over which Mr. Crain has sole voting and dispositive power, 798,735 shares directly held by Mr. Crain, 7,090 of which are subject to forfeiture until vested, and 2,002,369 shares issuable upon exercise of options. Does not include 20,128 shares issuable upon exercise of options that are subject to vesting.
(3)	This information is based on a Schedule 13G filed with the SEC on February 13, 2012 reporting that Douglas Tabor has sole voting power with respect to 3,235,952 shares of common stock and shared voting power with Texas Time Express, Inc. over 78,063 shares of common stock.
(4)	Consists of shares held of record by Mr. Cohen’s wife over which he shares voting and dispositive power.
(5)	Consists of shares held by SPH Investments, Inc., over which Mr. Harrington has sole voting and dispositive power. Does not include 100,000 shares issuable upon exercise of options that are subject to vesting.
(6)	Consists of 102,360 shares held directly by Mr. Stegemoller over which he shares voting and dispositive power, 3,729 of which are subject to forfeiture until vested, and 381,095 shares issuable upon exercise of outstanding options. Does not include 28,351 shares issuable upon exercise of options that are subject to vesting.
(7)	Consists of 3,453 share held directly by Mr .Macomber, 3,099 of which are subject to forfeiture until vested, and 220,911 shares issuable upon exercise of outstanding options. Does not include 187,053 shares issuable upon exercise of options that are subject to vesting.
(8)	Does not include 100,000 shares issuable upon exercise of options that are subject to vesting.
(9)	Includes 500 shares held directly by Ms. Pinney over which she shares voting and dispositive power. Does not include 150,000 shares issuable upon exercise of options that are subject to vesting.
(10)	Includes 2,604,375 shares issuable upon exercise of outstanding options. Does not include 485,712 shares issuable upon exercise of options that are subject to vesting.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board of Directors are generally elected an annual meeting of the stockholders and hold office until such director’s successor is elected and qualified, or until such director’s earlier resignation or removal. Messrs. Crain, Edwards and Harrington have been nominated for a one-year term to serve until the 2013 annual meeting of stockholders and until their successors are elected and have qualified.

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It is the intention of the persons named in the accompanying form of proxy to vote for the three nominees, unless other instructions are given. Proxies cannot be voted for more than three nominees. If any nominee is unable to stand for election for any reason, proxies will be voted for the election of a substitute proposed by the Board of Directors. The Board of Directors knows of no reason why any nominee might be unable or refuse to accept nomination or election.

The Board of Directors recommends a vote FOR Messrs. Crain, Edwards and Harrington.

We believe that our Board should be composed of individuals with sophistication and experience in many substantive areas that impact our business. We believe that all of our current Board members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below. The principal occupation and business experience, for at least the past five years, of each nominee is as follows:

Bohn H. Crain, 48, has served as our Chief Executive Officer, and as Chairman of our Board, since October 2005. Mr. Crain brings nearly 20 years of industry and capital markets experience in transportation and logistics. Since January 2005, Mr. Crain has served as the Managing Member of Radiant Capital Partners, LLC, an entity he formed to execute a consolidation strategy in the transportation/logistics sector. Prior to founding Radiant, Mr. Crain served as the executive vice president and the chief financial officer of Stonepath Group, Inc. from January 2002 until December 2004. In 2001, Mr. Crain served as the executive vice president and Chief Financial Officer of Schneider Logistics, Inc., a third-party logistics company, and from 2000 to 2001 he served as the Vice President and Treasurer of Florida East Coast Industries, Inc., a public company engaged in railroad and real estate businesses listed on the New York Stock Exchange. Between 1989 and 2000, Mr. Crain held various vice president and treasury positions for CSX Corp., and several of its subsidiaries, a Fortune 500 transportation company listed on the New York Stock Exchange. Mr. Crain earned a Bachelor of Business Administration, emphasis in Accounting from the University of Texas.

Relevant Qualifications and Experience: Mr. Crain has extensive experience as an executive at transportation and logistics companies as well as significant experience in mergers and acquisitions. As a result of these and other professional experiences, Mr. Crain possesses particular industry knowledge and experience in logistics management, industry trends, business operations and accounting that the Board believes strengthens the Board’s collective qualifications, skills, and experience.

Jack Edwards, 67, was appointed to the Board in December 2011. Mr. Edwards is an independent business executive who since 2002 has been providing strategic, investment and operational advisory services to a broad range of clients and boards. From 2001 through 2002, he was the President and Chief Executive Officer of American Medical Response, Inc., a provider of private ambulatory services. Prior to this, Mr. Edwards served as the President and Chief Executive Officer of a variety of logistics and freight-forwarding companies, including Danzas Corporation and ITEL Transportation Group. Previously, he held senior executive positions at Circle International, American President Lines and The Southern Pacific Transportation Company. Mr. Edwards has served as a director of several publicly-held corporations, including Laidlaw Inc. (NYSE), ITEL Corp. (NYSE) and Sun Gro Horticulture Canada Ltd. (TSX). Mr. Edwards currently serves as a director for Adelante Media Group and Zonar Systems. Mr. Edwards received a Bachelors of Science in Food Science and Technology from the University of California, Davis, and a Masters of Business Administration from the University of Oregon.

Relevant Qualifications and Experience: Mr. Edwards has extensive experience as a business leader with particular knowledge in the transportation and logistics industries. Mr. Edwards also has extensive experience in business combinations and financial management. In addition, our Board has determined that he is qualified as an “audit committee financial expert” under the SEC’s rules, and that expertise enables him to provide significant insight on public accounting and financial statement matters. The foregoing experience and knowledge strengthens the Board’s collective qualifications, skills, and experience.

Stephen P. Harrington, 55, was appointed to the Board of Directors in October 2007. He previously served as the Chairman, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Zone Mining Limited, a publicly-traded Nevada corporation, from August 2006 until January 2007. Mr. Harrington graduated with a B.S. from Yale University in 1980.

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Relevant Qualifications and Experience: Mr. Harrington has a broad background as a business leader both as an executive and a director with particular knowledge in corporate governance and financial management. The foregoing knowledge and experience strengthens the Board’s collective qualifications, skills, and experience.

Non-Director Executive Officers

Dan Stegemoller, 58, has served as our Chief Operating Officer since August 2007, and previously held the position of Vice President since November 2004. He has over 35 years of experience in the transportation industry. Mr. Stegemoller has an Associate Degree in Business from IUPUI in Indianapolis.

Todd E. Macomber, 48, has served as our Senior Vice President and Chief Financial Officer since March 2011, as our Senior Vice President and Chief Accounting Officer since August 2010, and as our Vice President and Corporate Controller since December 2007. Prior to joining us, Mr. Macomber served as Senior Vice President and Chief Financial Officer of Biotrace International, Inc., a subsidiary of Biotrace International PLC, an industrial microbiology company listed on the London Stock Exchange. Mr. Macomber earned a Bachelor of Arts, emphasis in Accounting from Seattle University.

Alesia L. Pinney, 49, became our Senior Vice President, General Counsel and Secretary in May 2012. Prior to joining the Company, Ms. Pinney served as a business and legal consultant from June 2011 to May 2012. Ms. Pinney was General Counsel and Secretary of InfoSpace, Inc. from July 2009 to June 2011. From September 2006 to July 2009, Ms. Pinney provided operational and legal services to four privately held companies, including Sound Inpatient Physicians, LLC as its Chief Administrative Officer, Secretary and General Counsel (2008-09), Talyst, Inc. as its Executive Vice President Operations and Legal (2007-08), Lighthouse Document Technologies, Inc. as its Acting General Counsel (2007), and Weldon Barber as its Chief Operating Officer and General Counsel (2006-07). Prior to such time, Ms. Pinney was employed by drugstore.com, Inc. as its Vice President, Legal and Human Affairs, Secretary and General Counsel. Ms. Pinney earned a Bachelor of Arts, emphasiss in Accounting from Seattle University, a Master of Taxation from the University of Denver, College of Law, and a Juris Doctor from Seattle University, formerly the University of Puget Sound School of Law.

CORPORATE GOVERNANCE

Information Concerning the Board of Directors and Certain Committees

The Board of Directors currently consists of three directors, two of whom the Board of Directors has determined are independent within the meaning of Section 803 of the NYSE-MKT Company Guide. The independent directors are Messrs. Edwards and Harrington. The Board of Directors held three formal meetings during the 2012 fiscal year. Each of the directors attended at least 75% of all meetings of the Board of Directors and committees on which they served during 2012. The Board of Directors does not have a formal policy governing director attendance at its annual meeting of stockholders. We believe that all of our directors, other than Mr. Harrington, will attend the Annual Meeting.

The standing committee of the Board of Directors is the Audit and Executive Oversight Committee. The Audit and Executive Oversight Committee was formed in 2012. The Audit and Executive Oversight Committee fulfills the audit, compensation and nominating committee functions. Prior to the formation of the Audit and Executive Oversight Committee, the Company had a separately standing audit committee and the independent members of the Board fulfilled the compensation and nominating committee functions. The purpose of the Audit and Executive Oversight Committee is to oversee (i) the integrity of the Company’s financial statements and disclosures, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the qualifications, independence and performance of the Company’s independent auditing firm (the “External Auditor”), (iv) the performance of the Company’s internal audit function and External Auditors, (v) the Company’s internal control systems, (vi) the Company’s procedures for monitoring compliance with the Company’s Code of Business Conduct and Ethics, (vii) the Company’s director nomination process and procedures, and (viii) the review and determination of matters of executive compensation.

Audit and Executive Oversight Committee: The Audit and Executive Oversight Committee held one formal meeting during 2012. The members of the Audit and Executive Oversight Committee are Mr. Edwards and Mr. Harrington.

The Board of Directors has determined that each member of the Audit and Executive Oversight Committee meets the independence standards set forth in Rule 10A-3 promulgated under the Exchange Act and the independence standards set forth in the NYSE-MKT Company Guide. The Board of Directors has determined that Mr. Edwards qualify as “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K, promulgated under the Exchange Act.

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The Audit and Executive Oversight Committee operates under a written charter that is reviewed annually. The charter is available on our website at www.radiantdelivers.com. Under the charter, the Audit and Executive Oversight Committee is required to pre-approve the audit and non-audit services to be performed by our independent registered public accounting firm.

Code of Ethics: We have adopted a Code of Ethics that applies to all employees including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics is designed to deter wrongdoing and promote: (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications; (iii) compliance with applicable governmental laws, rules and regulations; (iv) the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and (v) accountability for adherence to the code. Our Code of Ethics has been filed as an exhibit hereto, is available on our website at www.radiantdelivers.com, and may be obtained without charge upon written request directed to Attn: Human Resources, Radiant Logistics, Inc., 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004.

Compensation Committee Function of the Audit and Executive Oversight Committee: The Company does not have a standing Compensation Committee. The Audit and Executive Oversight Committee fulfills the compensation committee functions. The Audit and Executive Oversight Committee reviews the compensation philosophy, strategy of the Company and consults with the Chief Executive Officer, as needed, regarding the role of the Company’s compensation strategy in achieving the Company’s objectives and performance goals and the long-term interests of the Company’s stockholders. The Audit and Executive Oversight Committee has direct responsibility for approving the compensation of the Chief Executive Officer, and makes recommendation to the Board with respect to the Company’s other executive officers. The term “executive officer” has the same meaning specified for the term “officer” in Rule 16a-1(f) under the Exchange Act.

The Audit and Executive Oversight Committee may retain compensation consultants, outside counsel and other advisors as the Board deems appropriate to assist it in discharging its duties. The Board has not currently retained any outside advisor.

The Board may retain compensation consultants, outside counsel and other advisors as the Board deems appropriate to assist it in discharging its duties. The Board has not currently retained any outside advisor.

Nominating Committee Function of the Audit and Executive Oversight Committee: The Audit and Executive Oversight Committee functions as a nominating committee. The Audit and Executive Oversight Committee identifies and recommends to the Board individuals qualified to be nominated for election to the Board and recommends to the Board the members and Chairperson for each Board committee.

In addition to stockholders’ general nominating rights provided in our Bylaws, stockholders may recommend director candidates for consideration by the Board. The Audit and Executive Oversight Committee will consider director candidates recommended by stockholders if the recommendations are sent to the Board in accordance with the procedures for other stockholder proposals described below in this proxy statement under the heading “Stockholder Proposals.” All director nominations submitted by stockholders to the Board for its consideration must include all of the required information set forth in our Bylaws, as summarized under the heading “Stockholder Proposals,” and the following additional information:

•	any information relevant to a determination of whether the nominee meets the criteria described below under the subheading “Director Qualifications”;
•	any information regarding the nominee relevant to a determination of whether the nominee would be considered independent under SEC rules or, alternatively, a statement that the nominee would not be considered independent;

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•	a statement, signed by the nominee, verifying the accuracy of the biographical and other information about the nominee that is submitted with the recommendation and consenting to serve as a director if so elected; and
•	if the recommending stockholder, or group of stockholders, has beneficially owned more than 5% of the Company’s voting stock for at least one year as of the date the recommendation is made, evidence of such beneficial ownership.

Director Qualifications. In selecting nominees for director, without regard to the source of the recommendation, the Audit and Executive Oversight Committee believes that each director nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Board should have the highest professional and personal ethics, consistent with our values and standards. At a minimum, a nominee must possess integrity, skill, leadership ability, financial sophistication, and capacity to help guide us. Nominees should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on their experiences. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to responsibly perform all director duties. In addition, the Audit and Executive Oversight Committee considers all applicable statutory and regulatory requirements and the requirements of any exchange upon which our common stock is listed or to which it may apply in the foreseeable future.

Evaluation of Director Nominees. The Audit and Executive Oversight Committee will typically employ a variety of methods for identifying and evaluating nominees for director. The Audit and Executive Oversight Committee regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Audit and Executive Oversight Committee will consider various potential candidates for director. Candidates may come to the attention of the Audit and Executive Oversight Committee through current directors, stockholders, or other companies or persons. The Audit and Executive Oversight Committee does not evaluate director candidates recommended by stockholders differently than director candidates recommended from other sources. Director candidates may be evaluated at regular or special meetings of the Audit and Executive Oversight Committee, and may be considered at any point during the year.

We do not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Audit and Executive Oversight Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our businesses. In evaluating director nominations, the Audit and Executive Oversight Committee seeks to achieve a balance of knowledge, experience, and capability on the Board. In connection with this evaluation, the Audit and Executive Oversight Committee will make a determination whether to interview a prospective nominee based upon the Board’s level of interest. If warranted, one or more members of the Audit and Executive Oversight Committee, and others as appropriate, will interview prospective nominees in person or by telephone. After completing this evaluation and any appropriate interviews, the Audit and Executive Oversight Committee will recommend the director nominees after consideration of all its directors’ input. The director nominees are then selected by a majority of the independent directors on the Board, meeting in executive session and considering the Audit and Executive Oversight Committee’s recommendations.

Board of Directors Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having our Chief Executive Officer serve as Chairman is in the best interest of our stockholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between our management and the Board.

Risk Management

Companies face a variety of risks, including credit risk, liquidity risk, and operational risk. The Board believes an effective risk management system will (i) timely identify the material risks that we face, (ii) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board Committee, (iii) implement appropriate and responsive risk management strategies consistent with our risk profile, and (iv) integrate risk management into our decision making.

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The Board has designated the Audit and Executive Oversight Committee to take the lead in overseeing risk management and the Audit and Executive Oversight Committee makes periodic reports to the Board regarding briefings provided by management and advisors as well as the Audit and Executive Oversight Committee’s own analysis and conclusions regarding the adequacy of our risk management processes.

In addition to the formal compliance program, the Board encourages management to promote a corporate culture that incorporates risk management into our corporate strategy and day-to-day business operations. The Board also continually works, with the input of our executive officers, to assess and analyze the most likely areas of future risk for us.

Certain Relationships and Transactions with Related Persons

Review, Approval or Ratification of Transactions with Related Persons

The Audit and Executive Oversight Committee is responsible for reviewing and approving all related party transactions. Before approving such a transaction, the Audit and Executive Oversight Committee takes into account all relevant factors that it deems appropriate, including whether the related party transaction is on terms no less favorable to us than terms generally available from an unaffiliated third party. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of such persons' immediate family members or affiliates must first be presented to the Audit and Executive Oversight Committee for review, consideration and approval. All of our directors, executive officers and employees are required to report to the Audit and Executive Oversight Committee any such related party transaction. In approving or rejecting the proposed agreement, our Audit and Executive Oversight Committee considers the facts and circumstances available and deemed relevant to the Audit and Executive Oversight Committee, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director's independence. Our Audit and Executive Oversight Committee approves only those agreements that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as our board determines in its good faith discretion. Although the policies and procedures described above are not written, the Audit and Executive Oversight Committee applies the foregoing criteria in evaluating and approving all such transactions. The transactions described below were approved by our Board of Directors in accordance with the foregoing.

Minority Business Enterprise jointly-owned and operated with CEO

On June 28, 2006, we joined Radiant Capital Partners, LLC ("RCP"), an affiliate of Mr. Crain, our Chief Executive Officer, to form Radiant Logistics Partners, LLC ("RLP"). RLP commenced operations in 2007 as a minority business enterprise for the purpose of enabling us to expand the scope of our service offerings to include participation in certain supplier diversity programs which would have otherwise not been available to us. RLP is owned 60% by Mr. Crain and 40% by the Company.

In the course of evaluating and approving the ownership structure, operations and economics emanating from RLP, a committee consisting of the independent Board member of the Company, considered, among other factors, the significant benefits provided to the Company through association with a minority business enterprises, particularly as many of the Company’s largest current and potential customers have a need for diversity offerings. In addition, the Committee concluded the economic relationship with RLP was on terms no less favorable to the Company than terms generally available from unaffiliated third parties.

For the fiscal year ended June 30, 2012, RLP recorded $322,643 in commission revenues earned from members of the affiliated group, and reported a profit of $296,323. For the fiscal year ended June 30, 2011, RLP recorded $331,808 in revenues including $296,699 in commission revenues earned from members of the affiliated group, and paid management service fees totaling $4,070 to members of the affiliated group and reported a profit of $265,339.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation earned by our principal executive officer, our principal financial officer and each of our two most highly compensated executive officers other than the principal executive officer whose compensation exceeded $100,000 (collectively, the “Named Executive Officers”), during the years ended June 30, 2012 and 2011.

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Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(1)		Nonequity Incentive Plan Compensation ($)(2)	All other compensation ($)		Total ($)
Bohn H. Crain, Chief Executive	2012	325,000		250	(3)	13,622	(4)	64,174	196,621	(5)	599,667
Officer	2011	253,125		250	(3)	6,286	(6)	40,679	155,290	(7)	455,630
Dan Stegemoller, Senior Vice	2012	200,000		250	(3)	5,080	(8)	28,126	14,488	(9)	247,944
President and Chief Operating Officer	2011	195,833		250	(3)	2,914	(10)	21,974	14,282	(11)	235,253
Todd E. Macomber, Senior Vice	2012	178,317		250	(3)	4,358	(12)	36,768	15,245	(13)	234,948
President and Chief Financial Officer	2011	158,833		250	(3)	76,259	(14)	19,207	15,076	(15)	269,625
Alesia Pinney, Senior Vice	2012	26,538	(16)	4,000	(17)	183,893	(18)	-	1,500	(19)	215,931
President, General Counsel and
Secretary

(1)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note 17 to the Company’s financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2012.
(2)	Consists entirely of a bonus awarded pursuant to a Management Incentive Compensation Plan, which is described in more detail under the subheading “Management Incentive Compensation Plan” below.
(3)	Consists of a holiday bonus.
(4)	Consists of options to purchase 2,041, 1,791, 2,195 and 4,626 shares of our common stock, respectively, at exercise prices of $2.36, $2.40, $2.30, and $2.00 per share, respectively. The foregoing options were granted on October 31, 2011, December 22, 2011, March 16, 2012, and May 16, 2012, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.
(5)	Consists of $12,000 for automobile allowance, $730 for Company-provided life & disability insurance premiums, and $9,891 for Company 401k match. Also includes $174,000 representing the distributable share of earnings attributed to Radiant Capital Partners. For more information, see the section entitled “Certain Relationships and Transactions with Related Persons” above.
(6)	Consists of options to purchase 7,389, 2,815, and 1,640 shares of our common stock, respectively, at exercise prices of $0.60, $1.30 and $2.30 per share, respectively. The foregoing options were granted on November 22, 2010, March 1, 2011 and June 7, 2011, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.
(7)	Consists of $12,000 for automobile allowance, $730 for Company-provided life & disability insurance premiums, and $10,560 for Company 401k match. Also includes $132,000 representing the distributable share of earnings attributed to Radiant Capital Partners. For more information, see the section entitled “Certain Relationships and Transactions with Related Persons” above.
(8)	Consists of options to purchase 793, 661, 811, and 1,708 shares of our common stock, respectively, at exercise prices of $2.36, $2.40, $2.30, and $2.00 per share, respectively. The foregoing options were granted on October 31, 2011, December 22, 2011, March 16, 2012, and May 16, 2012, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.
(9)	Consists of $9,000 for automobile allowance, $730 for Company-provided life & disability insurance premiums, and $4,758 for Company 401k match.
(10)	Consists of options to purchase 3,369, 1,368, and 736 shares of our common stock, respectively, at exercise prices of $0.60, $1.30, and $2.30 per share, respectively. The foregoing options were granted on November 22, 2010, March 1, 2011 and June 7, 2011, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.
(11)	Consists of $9,000 for automobile allowance, $730 for Company-provided life & disability insurance premiums, and $4,552 for Company 401k match.
(12)	Consists of options to purchase 625, 579, 709, and 1,495 share of our common stock, respectively, at exercise prices of $2.36, $2.40, $2.30, and $2.00 per share, respectively. The foregoing options were granted on October 31, 2011, December 22, 2011, March 16, 2012, and May 16, 2012, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.

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(13)	Consists of $9,000 for automobile allowance, $730 for Company-provided life & disability insurance premiums, and $5,515 for Company 401k match.
(14)	Consists of options to purchase 2,660, 101,155, and 741 shares of our common stock, respectively, at exercise prices of $0.60, $1.30, and $2.30 per share, respectively. The foregoing options were granted on November 22, 2010, March 1, 2011 and June 7, 2011, respectively, and they each vest in equal annual installments over a five year period commencing on the date of the grant.
(15)	Consists of $9,000 for automobile allowance, $730 for Company-provided life & disability insurance premiums, and $5,771 for Company 401k match.
(16)	Ms. Pinney was hired as our Senior Vice President, General Counsel and Secretary on May 14, 2012. The salary set forth in the Summary Compensation Table consists of the prorated portion of her $200,000 annual base salary.
(17)	Ms. Pinney received a signing bonus on May 14, 2012 of $24,000, payable in 12 equal installments. The bonus set forth in the Summary Compensation Table consists of the prorated portion of her signing bonus.
(18)	Consists of an option to purchase 150,000 shares of our common stock at an exercise price of $2.00 per share. The option was granted on May 14, 2012 and vests in equal annual installments over a five year period commencing on the date of grant.
(19)	Consists of $1,500 for an automobile allowance.

Narrative Disclosure to Summary Compensation Table

Below is a description of the employment agreements with, and the equity awards issued to, the Named Executive Officers.

Employment Contracts of Named Executive Officers

On January 13, 2006, we entered into an employment agreement (the "Crain Employment Agreement") with Bohn H. Crain to serve as our Chief Executive Officer. On June 11, 2011, we and Mr. Crain, entered into a Letter Agreement for the purpose of amending the Crain Employment Agreement to (1) extend Mr. Crain’s Employment Agreement through December 31, 2016, (2) increase the renewal periods of the Crain Employment Agreement from one to three years, and (3) increase Mr. Crain’s base salary.

The Crain Employment Agreement (as amended) provides for an annual base salary of $325,000, a performance bonus of up to 50% of the base salary based upon the achievement of certain target objectives, and a discretionary merit bonus that can be awarded at the discretion of our Board of Directors. We may terminate the Crain Employment Agreement at any time for cause. If we terminate the Crain Employment Agreement due to Mr. Crain’s disability, Mr. Crain’s unvested options shall immediately vest and we must continue to pay Mr. Crain for an additional one year period his base salary and pro-rated bonuses as well as fringe benefits, including participation in pension, profit sharing and bonus plans as applicable, and life insurance, hospitalization, major medical, paid vacation and expense reimbursement. If Mr. Crain terminates the Crain Employment Agreement for good reason or we terminate for any reason other than for cause, Mr. Crain’s unvested options shall immediately vest and we must continue to pay Mr. Crain for the remaining term of the Crain Employment Agreement his base salary and the greater of the most recent bonus or target bonus as well as fringe benefits. The Crain Employment Agreement contains standard and customary non-solicitation, non-competition, work made for hire, and confidentiality provisions.

For a discussion of the termination provisions of the Crain Employment Agreement, see “Executive Compensation - Other Post-Employment Compensation and Change in Control Payments.”

On May 14, 2012, we entered into new employment agreements with Dan Stegemoller, our Chief Operating Officer, Todd Macomber, our Chief Financial Officer, and Alesia Pinney, our General Counsel, and adopted a new Management Incentive Compensation Plan.

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The new employment agreements were adopted in order to standardize employment arrangements for Messrs. Stegemoller and Macomber, as existing key members of our management team, and to reflect and codify the employment arrangements between us and Ms. Pinney, as our new General Counsel. Pursuant to the new employment agreements, Messrs. Stegemoller and Macomber and Ms. Pinney are each entitled to annual base compensation of $200,000, subject to annual review. In addition, on May 14, 2012, we awarded to Ms. Pinney a sign on bonus of $24,000, payable in 12 monthly installments through June 2013, and options to purchase 250,000 shares of our common stock; 150,000 of which has been granted, with the balance to be granted on the earliest date that we secure stockholder approval for an amendment to our existing, or creation of a new incentive stock option plan authorizing the issuance of additional stock options sufficient to at least cover such grant. Ms. Pinney’s options have an exercise price equal to the per share equivalent of the fair market value of our common stock on the date of grant, and subject to 20% annual vesting over the five year period following the first grant date. The new employment agreements confirm, but make no modifications or additions to, the existing stock option agreements between the Company and Messrs. Stegemoller and Macomber.

Pursuant to our management incentive compensation plan, each of Messrs. Stegemoller and Macomber and Ms. Pinney will be evaluated with a target bonus, based upon achievement of corporate and individual objectives, of 35% of base compensation. Ultimate awards of annual compensation adjustments and bonuses under the Management Incentive Compensation Plan are based upon our financial performance, but which are paid at the discretion of our compensation committee, if there is one, or by the independent members of the Board of Directors. As of the date of this report, we do not have a compensation committee.

For a discussion of the termination provisions of the foregoing provisions agreements, see “Executive Compensation – Other Post-Employment Compensation and Change in Control Payments.”

Options and Restricted Stock Awards

On October 20, 2005, we issued to Mr. Crain options to purchase 2,000,000 shares of common stock, 1,000,000 of which are exercisable at $0.50 per share and the balance of which are exercisable at $0.75 per share. The options vested in equal annual installments over the five year period commencing on the date of grant and terminate ten years from the date of grant.

On January 11, 2006, we issued to Mr. Stegemoller options to purchase 300,000 shares of our common stock at an exercise price of $0.44 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On December 11, 2007, we issued to Mr. Macomber options to purchase 100,000 shares of our common stock at an exercise price of $0.48 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On June 24, 2008, we granted to each of Messrs. Stegemoller and Macomber options to purchase 100,000 shares of our common stock. Each option has an exercise price of $0.18, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On August 7, 2009, we issued to Mr. Macomber options to purchase 100,000 shares of our common stock at an exercise price of $0.28 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On November 22, 2010, we issued to Mr. Crain options to purchase 7,389 shares of our common stock, Mr. Stegemoller options to purchase 3,369 shares of our common stock and Mr. Macomber options to purchase 2,660 shares of common stock. Each of the foregoing options has an exercise price of $0.60 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On March 1, 2011, we issued to Mr. Crain options to purchase 2,815 shares of our common stock, Mr. Stegemoller options to purchase 1,368 shares of our common stock and Mr. Macomber options to purchase 101,155 shares of common stock. Each of the foregoing options has an exercise price of $1.30 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

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On June 7, 2011, we issued to Mr. Crain options to purchase 1,640 shares of our common stock, Mr. Stegemoller options to purchase 736 shares of our common stock and Mr. Macomber options to purchase 741 shares of common stock. Each of the foregoing options has an exercise price of $2.30 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On October 31, 2011, we issued to Mr. Crain options to purchase 2,041 shares of our common stock, Mr. Stegemoller options to purchase 793 shares of our common stock and Mr. Macomber options to purchase 625 shares of common stock. Each of the foregoing options has an exercise price of $2.36 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On December 22, 2011, we issued to Mr. Crain options to purchase 1,791 shares of our common stock, Mr. Stegemoller options to purchase 661 shares of our common stock and Mr. Macomber options to purchase 579 shares of common stock. Each of the foregoing options has an exercise price of $2.40 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On March 16, 2012, we issued to Mr. Crain options to purchase 2,195 shares of our common stock, Mr. Stegemoller options to purchase 811 shares of our common stock and Mr. Macomber options to purchase 709 shares of common stock. Each of the foregoing options has an exercise price of $2.30 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On May 14, 2012, we issued to Ms. Pinney options to purchase 150,000 shares of our common stock. This option has an exercise price of $2.00 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant. Upon receiving stockholder approval of the 2012 Plan or any other new incentive stock option plan, or an amendment to our existing stock incentive plan, whichever occurs first, we will issue to Ms. Pinney options to purchase 100,000. The options shall be awarded at an exercise price equal to the per share equivalent of the fair market value of the Company’s common stock on the date of grant, and subject to 20% annual vesting over the five year period following the first date of employment.

On May 16, 2012, we issued to Mr. Crain options to purchase 4,626 shares of our common stock, Mr. Stegemoller options to purchase 1,708 shares of our common stock and Mr. Macomber options to purchase 1,495 shares of common stock. Each of the foregoing options has an exercise price of $2.00 per share, the last sales price on the date of grant. The options vest in equal annual installments over a five year period commencing on the date of grant and terminate ten years from the date of grant.

On August 30, 2012, we issued to Messrs. Crain, Stegemoller and Macomber an aggregate of 3,712, 1,932 and 1,680 shares of restricted common stock. The shares vest in five equal annual installments commencing on October 31, 2012 and continuing through October 31, 2016.

On August 30, 2012, we issued to Messrs. Crain, Stegemoller and Macomber an aggregate of 4,222, 2,246 and 1,773 shares of restricted common stock. The shares vest in five equal annual installments commencing on November 19, 2012 and continuing through November 19, 2016.

Management Incentive Compensation Plan

We have recently adopted a Management Incentive Compensation Plan (the “MICP”), which is intended to provide for a pay system that supports our business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

Under the MICP, quarterly bonuses are paid to certain senior employees based upon a “target bonus” (which is expressed as a percentage of compensation). The target bonus is adjusted up or down by formula to take into account our financial performance in a manner consistent with the performance compensation requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). However, the actual payment of bonuses under the MICP is subject to the discretion of our Board of Directors with respect to payments made to Mr. Crain and to the discretion of Mr. Crain with respect to payments made to other participants. Benefits payable under the MICP in the form of stock options will be paid under, and pursuant to the terms of, the 2012 Plan.

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Other Post-Employment Compensation and Change in Control Payments

Bohn H. Crain

The options granted to Mr. Crain contain a change in control provision that is triggered in the event that we are acquired by merger, share exchange or otherwise, sell all or substantially all of our assets, or all of the stock of the Company is acquired by a third party (each, a "Fundamental Transaction"). In the event of a Fundamental Transaction, all of the options will vest and Mr. Crain shall have the full term of such options in which to exercise any or all of them, notwithstanding any accelerated exercise period contained in any such option.

The Crain Employment Agreement also contains a change in control provision. If his employment is terminated following a change in control (other than for cause), then we must pay him a termination payment equal to 2.99 times his base salary in effect on the date of termination of his employment, any bonus to which he would have been entitled for a period of three years following the date of termination, any unpaid expenses and benefits, and for a period of three years provide him with all fringe benefits he was receiving on the date of termination of his employment or the economic equivalent. In addition, all of his unvested stock options shall immediately vest as of the termination date of his employment due to a change in control. In the event compensation payable to Mr. Crain upon our change in control causes him to be subject to an excise tax under section 4999 of the Code, he will receive a “gross up” payment in an amount such that after the payment by Mr. Crain of all taxes imposed upon the gross up payment, Mr. Crain will retain an amount of the gross up payment equal to such excise tax. A change in control is generally defined as the occurrence of any one of the following:

•	any "Person" (as the term "Person" is used in Section 13(d) and Section 14(d) of the Securities Exchange Act of 1934), except for our chief executive officer, becoming the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities;
•	a contested proxy solicitation of our stockholders that results in the contesting party obtaining the ability to vote securities representing 50% or more of the combined voting power of our then-outstanding securities;
•	a sale, exchange, transfer or other disposition of 50% or more in value of our assets to another Person or entity, except to an entity controlled directly or indirectly by us;
•	a merger, consolidation or other reorganization involving us in which we are not the surviving entity and in which our stockholders prior to the transaction continue to own less than 50% of the outstanding securities of the acquirer immediately following the transaction, or a plan involving our liquidation or dissolution other than pursuant to bankruptcy or insolvency laws is adopted; or
•	during any period of twelve consecutive months, individuals who at the beginning of such period constituted the board cease for any reason to constitute at least the majority thereof unless the election, or the nomination for election by our stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of the period.

Notwithstanding the foregoing, a "change in control" is not deemed to have occurred (i) in the event of a sale, exchange, transfer or other disposition of substantially all of our assets to, or a merger, consolidation or other reorganization involving, us and any entity in which our chief executive officer has, directly or indirectly, at least a 25% equity or ownership interest; or (ii) in a transaction otherwise commonly referred to as a "management leveraged buy-out."

Messrs. Stegemoller and Macomber and Ms. Pinney are entitled to six months of severance in the form of salary continuation payments in the event their employment is terminated as a result of death, disability, or by the Company other than for cause; or twelve months of severance if within nine months following a “Change of Control”, they voluntary terminate their employment for “Good Reason” or their employment is terminated by us other than for cause. For the purposes of the employment agreements, a "Change of Control" shall be deemed to occur if there occurs a sale, exchange, transfer or other disposition of substantially all of our assets to another entity, except to an entity controlled directly or indirectly by us, or a merger, consolidation or other reorganization of the Company in which we are not the surviving entity, or a plan of liquidation or dissolution of the Company other than pursuant to bankruptcy or insolvency laws. For the further purpose of the employment agreements, “Good Reason” shall be deemed to occur upon either (i) a breach of the agreement by us; or (ii), a reduction in salary without the employee’s consent, unless any such reduction is otherwise part of an overall reduction in executive compensation experienced on a pro rata basis by other similarly situated employees.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth officer information regarding outstanding unexercised options for each named executive officer outstanding as of June 30, 2012:

	Option Awards
Name	Number of securities underlying unexercised options Exercisable (#)	Number of securities underlying unexercised options Unexercisable (#)	Option exercise price ($)	Option expiration date

	1,000,000	0	0.50	10/19/2015(1)
	1,000,000	0	0.75	10/19/2015(1)
	1478	5,911	0.60	11/21/2020(2)
	563	2,252	1.30	2/28/2021(3)
Bohn H. Crain	328	1,312	2.30	6/6/2021(4)
	0	2,041	2.36	10/30/2021(5)
	0	1,791	2.40	12/21/2021(6)
	0	2,195	2.30	3/15/2012(7)
	0	4,626	2.00	5/15/2022(8)

	300,000	0	0.44	1/10/2016(9)
	80,000	20,000	0.18	6/23/2018(10)
	674	2,695	0.60	11/21/2020(2)
	274	1,094	1.30	2/28/2021(3)
Dan Stegemoller	147	589	2.30	6/6/2021(4)
	0	793	2.36	10/30/2021(5)
	0	661	2.40	12/21/2021(6)
	0	811	2.30	3/15/2012(7)
	0	1,708	2.00	5/15/2022(8)

	80,000	20,000	0.48	12/10/2017(11)
	80,000	20,000	0.18	6/23/2018(10)
	40,000	60,000	0.28	8/6/2019(12)
	532	2,128	0.60	11/21/2020(2)
Todd E. Macomber	20,231	80,924	1.30	2/28/2021(3)
	148	593	2.30	6/6/2021(4)
	0	625	2.36	10/30/2021(5)
	0	579	2.40	12/21/2021(6)
	0	709	2.30	3/15/2012(7)
	0	1,495	2.00	5/15/2022(8)

Alesia Pinney	0	150,000	2.00	5/14/2022(13)

(1)	The stock options were granted on October 20, 2005 and vest in equal annual installments over a five year period commencing on the date of grant.

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(2)	The stock options were granted on November 22, 2010 and vest in equal annual installments over a five year period commencing on the date of the grant.
(3)	The stock options were granted on March 1, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(4)	The stock options were granted on June 7, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(5)	The stock options were granted on October 31, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(6)	The stock options were granted on December 22, 2011 and vest in equal annual installments over a five year period commencing on the date of the grant.
(7)	The stock options were granted on March 16, 2012 and vest in equal annual installments over a five year period commencing on the date of the grant.
(8)	The stock options were granted on May 16, 2012 and vest in equal annual installments over a five year period commencing on the date of the grant.
(9)	The stock options were granted on January 11, 2006 and vest in equal annual installments over a five year period commencing on the date of grant.
(10)	The stock options were granted on June 24, 2008 and vest in equal annual installments over a five year period commencing on the date of grant.
(11)	The stock options were granted on December 11, 2007 and vest in equal annual installments over a five year period commencing on the date of grant.
(12)	The stock options were granted on August 7, 2009 and vest in equal annual installments over a five year period commencing on the date of grant.
(13)	The stock options were granted on May 14, 2012 and vest in equal annual installments over a five year period commencing on the date of grant.

Director Compensation

We pay our non-employee directors $3,000 per month for each month of Board service. We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board.

Name(1)	Year	Fees earned or paid in cash ($)(2)	Option Awards ($)(3)		Total ($)
Stephen P. Harrington	2012	36,000	127,242	(4)	36,000
	2011	36,000	-		36,000

Jack Edwards	2012	19,500	152,276	(5)	19,500

(1)	Mr. Crain has been omitted from the above table because he does not receive any additional compensation for serving on our Board of Directors.
(2)	Consists of a payment of $3,000 per month of Board service. Mr. Edwards was appointed to the Board on December 14, 2011, and received a prorated amount ($1,500) of the monthly fee in December 2011.
(3)	Represents the grant date fair value of the award, calculated in accordance with FASB Accounting Standard Codification 718, “Compensation — Stock Compensation,” or ASC 718. A summary of the assumptions made in the valuation of these awards is provided under Note 17 to our financial statements included in its Annual Report on Form 10-K for the year ended June 30, 2012.
(4)	Mr. Harrington was granted an option to purchase 100,000 shares on October 31, 2011 at an exercise price $2.36 per share. The option vests in equal annual installments over a five year period commencing on the date of the grant and has a term of ten years.
(5)	Mr. Edwards was granted an option options to purchase 100,000 shares on December 19, 2011 at an exercise price $2.35 per share. The option vests in equal annual installments over a five year period commencing on the date of the grant and has a term of ten years.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table provides certain information with respect to all of our equity compensation plans in effect as of June 30, 2012.

Equity Compensation Plan Information

Plan Category	Number of common shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of common shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a)) (c)
Equity compensation plans approved by security holders:	—	—	—
Equity compensation plans not approved by security holders:	4,873,174	$0.95	106,696
Total	4,873,174	$0.95	106,696

PROPOSAL 2: RATIFICATION OF THE SELECTION OF PETERSON SULLIVAN LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE 2013 FISCAL YEAR

The Audit and Executive Oversight Committee has appointed, and the Board has concurred subject to stockholder ratification, Peterson Sullivan LLP to audit and report on the Consolidated Financial Statements of the Company and its subsidiaries for the fiscal year ending June 30, 2013. Peterson Sullivan LLP served as our independent registered public accounting firm for fiscal year ended June 30, 2012.

Before making its determination on appointment, the Audit and Executive Oversight Committee carefully considered the qualifications and competence of candidates for the independent registered public accounting firm. For Peterson Sullivan LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters, as well as its reputation for integrity and competence in the fields of accounting and auditing.

Representatives of Peterson Sullivan LLP will attend the Annual Meeting and may make a statement if they wish. They will be available to answer appropriate questions at the Annual Meeting. To pass, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting and entitled to vote.

The Board of Directors recommends a vote FOR the proposal to ratify the selection of Peterson Sullivan LLP as our independent auditor for the fiscal year ending June 30, 2013.

PROPOSAL 3: ADOPTION OF THE RADIANT LOGISTICS, INC. 2012 STOCK OPTION AND PERFORMANCE AWARD PLAN

The Board of Directors approved the 2012 Plan on August 8, 2012, subject to approval from our stockholders at the Meeting. We are asking our stockholders to approve the 2012 Plan, as we believe that its approval is essential to our continued success. The purpose of the 2012 Plan is to provide eligible officers, directors, key employees and consultants with an incentive to contribute to our success and to operate and manage our business in a manner that will provide for our long term growth and profitability and provide a means of obtaining, rewarding and retaining key personnel. In the judgment of the Board, awards under the 2012 Plan will be a valuable incentive and will serve to the ultimate benefit of stockholders by aligning more closely the interests of 2012 Plan participants with those of our stockholders.

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If our stockholders approve the 2012 Plan, the number of shares of Common Stock reserved for issuance under the 2012 Plan will be 5,000,000. If our stockholders approve the 2012 Plan, we will issue further awards pursuant to our Stock Incentive Plan, which was adopted in 2005 (the “Stock Incentive Plan”), until no available shares remain under the Stock Incentive Plan. As of the date of this proxy statement, no awards have been granted under the 2012 Plan.

Summary of the Plan

A description of the provisions of the 2012 Plan is set forth below. This summary is qualified in its entirety by the detailed provisions of the 2012 Plan, a copy of which is attached as Annex A to this proxy statement.

Purpose and Effective Date

The purpose of the 2012 Plan is to provide for our success and enhance our value by linking participants’ personal interests with those of our stockholders and employees, by providing participants with an incentive for outstanding performance, and to motivate, attract and retain the services of participants upon whom our success depends. The 2012 Plan is flexible in that it provides for the grant of stock options (“Options”), stock appreciation rights (“SARs”), shares of restricted stock (“Restricted Stock”), RSUs, performance shares and performance units (“Performance Shares” and “Performance Units”), and cash incentives (the “Cash Incentives”), singularly or in combination as determined by the Audit and Executive Oversight Committee. The 2012 Plan will become effective, subject to stockholder approval at the Meeting, as of November 13, 2012 (the “Effective Date”).

Administration of the 2012 Plan

The 2012 Plan will be administered by the Audit and Executive Oversight Committee which currently consists of Stephen Harrington and Jack Edwards, or by such other committee consisting of not less than two non-employee directors appointed by the Board (the “Committee”). The Committee will be comprised solely of directors qualified to administer the 2012 Plan pursuant to Rule 16b-3 under the Exchange Act. It also is expected that the composition of the Committee will satisfy the requirements of Treas. Reg. Section 1.162-27(e)(3) with respect to grants made to certain key executive officers (the “Key Executives”). Compliance with this requirement is one of the factors necessary to enable us to avoid the income tax deduction limitation under Section 162(m) (the “Section 162(m) Limitation”) of the Code on annual compensation in excess of $1,000,000. As the limitations set forth under Code Section 162(m) only apply to annual compensation in excess of $1,000,000 per each Key Executive, they are not currently factored in with regard to our compensation planning.

Shares Subject to the 2012 Plan

The 2012 Plan authorizes the grant of awards relating to 5,000,000 shares of our common stock. If any corporate transaction occurs which causes a change in our capitalization, the Committee is authorized to make such adjustments to the number and class of shares of our common stock delivered, and the number and class and/or price of shares of our common stock subject to outstanding awards granted under the 2012 Plan, as it deems appropriate and equitable to prevent dilution or enlargement of participants’ rights.

Eligibility and Participation

Employees eligible to participate in the 2012 Plan include our management and key employees, as determined by the Committee, including employees who are members of the Board. Directors who are not employees (“Director Participants”) and consultants also will be able to participate in the 2012 Plan. As of the Effective Date, we anticipate that the approximate number of individuals who will be eligible to participate under the 2012 Plan will be at least 50.

Amendment and Termination of the 2012 Plan

In no event may any award under the 2012 Plan be granted on or after the tenth anniversary of the 2012 Plan’s Effective Date. The Board may amend, modify or terminate the 2012 Plan at any time; provided that no amendment requiring stockholder approval for the 2012 Plan to continue to comply with Sections 162(m) or 422 of the Code shall be effective unless approved by stockholders, and no amendment, termination or modification shall materially and adversely affect any outstanding award without the consent of the participant.

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Awards Under the 2012 Plan

Stock Options. The Committee may grant incentive stock options (“ISOs”), non-qualified stock options (“non-ISOs”), or a combination thereof under the 2012 Plan. As described below, there are certain tax advantages to employees who receive ISOs; however, certain restrictions also apply to such grants. First, ISOs can be granted only to employees (not to non-employee directors or consultants), and the exercise price for each such ISO must be at least equal to 100% of the fair market value of a share of our common stock on the date the Option is granted (110% in the case of an individual who is a 10% owner of the Company). Second, an ISO may not be exercised later than 10 years after the date of grant (5 years in the case of 10% owners of the Company). ISOs also may not be exercised later than three months (one year in the case of a termination of employment due to disability) after the optionholder’s termination of employment other than due to his or her death. Lastly, common stock will be deemed to be acquired under an ISO only with respect to the first $100,000 worth of common stock (valued on the date of grant) first exercisable in any one calendar year. In other words, if under an ISO, the participant vests in the right to acquire more than $100,000 of shares of common stock in any one calendar year, the excess number of shares will not be deemed to have been acquired under an ISO.

Options shall expire at such times as the Committee determines at the time of grant, provided that no ISO shall be exercisable later than the tenth anniversary of its grant. Options granted under the 2012 Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee shall approve. Except as may be provided in a particular participant’s option award agreement, in the event a participant’s employment is terminated by reason of his voluntary termination (other than due to disability) without “Good Reason” or his involuntary termination for “Cause,” as such terms are defined under the 2012 Plan, all Options granted to such participant shall be forfeited. The Option exercise price is payable in cash, in shares of our common stock having a fair market value equal to the exercise price, by share withholding or a combination of the foregoing.

ISOs may be transferred only under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each stock option agreement shall specify the participant’s (or his or her beneficiary’s) rights in the event of retirement, death or other termination of employment.

To avoid the application of the Section 162(m) Limitations, and for the Option to qualify for the exception to the restrictions imposed on non-qualified deferred compensation under Section 409A of the Code, the exercise price (per share of common stock) of any Option must at all times be no less than the fair market value of one share of the underlying common stock determined on the date the Option is granted. Furthermore, in order to avoid application of the 162(m) Limitations, the maximum number of Options that may be granted under the 2012 Plan to any one Key Executive in any calendar year during which the limitation set forth under such Code Section applies to us is limited to 500,000.

Stock Appreciation Rights. SARs granted under the 2012 Plan may be in the form of freestanding SARs, tandem SARs or a combination thereof. To avoid the application of the Section 162(m) Limitations, the maximum number of SARs which may be granted to any one Key Executive under the 2012 Plan in any calendar year during which the limitation set forth under such Code Section applies to us is limited to 500,000. The base value of a freestanding SAR shall be equal to the fair market value of a share of our common stock on the date of grant. The base value of a tandem SAR shall be equal to the exercise price of the related Option. The term of any SAR granted under the 2012 Plan shall be determined by the Committee, provided that the term of any tandem SAR which is linked to an ISO may not exceed 10 years.

Freestanding SARs may be exercised upon such terms and conditions as are imposed by the Committee and set forth under the SAR award agreement. A tandem SAR may be exercised only with respect to our shares of common stock for which its related Option is exercisable. Tandem SARs granted in connection with an Option shall expire no later than the expiration of the Option, and may be exercised only when the fair market value of the shares subject to the Option exceeds the Option exercise price. Furthermore, the number of our shares common stock that may be acquired under the related Option will be reduced, one-for-one, by the number of shares with respect to which the tandem SAR is exercised.

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Upon the exercise of an SAR, a participant will receive the difference between the fair market value of a share of our common stock on the date of exercise and the base value multiplied by the number of shares with respect to which the SAR is exercised. Payment due upon exercise may be in cash, in shares of our common stock having a fair market value equal to such cash amount, or in a combination of cash and shares, as determined by the Committee.

SARs may only be transferred under the laws of descent and distribution and, during his or her lifetime, shall be exercisable only by the participant or his or her legal representative. Each SAR award agreement shall specify the participant’s (and his or her beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in a grant award made to a particular participant, in the event a participant’s employment is terminated by reason of his voluntary termination without our consent, his involuntary termination for “Cause” or his voluntary termination in the absence of disability or “Good Reason”, as defined under the 2012 Plan, all SARs shall be forfeited.

Restricted Stock. Restricted Stock are shares of Common Stock transferred to a participant that are subject to forfeiture back to us in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” Restricted Stock may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on any shares of Restricted Stock as it deems advisable.

Restricted Stock may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the end of the applicable restriction period or upon earlier satisfaction of such other conditions specified by the Committee.

Participants holding Restricted Stock may exercise full voting rights with respect to those shares during the restriction period, and shall be credited, under a separate account maintained by us, with regular cash dividends paid with respect to such shares. Dividends or distributions credited during the restriction period shall be subject to the same restrictions on transferability and forfeitability as the shares of Restricted Stock with respect to which they were paid.

All rights with respect to Restricted Stock shall be available only during a participant’s lifetime, and each Restricted Stock award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason prior to the end of the restriction period, all shares of Restricted Stock granted to such participant shall be forfeited.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting of shares of Restricted Stock granted to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. Furthermore, in order to comply with the requirements of Section 162(m) of the Code, the maximum value of shares of Restricted Stock that may be granted to any Key Executive in any one year will not exceed $10,000,000. The shares of Restricted Stock may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Restricted Stock Units. Each RSU represents a promise by us to deliver to the participant one share of common stock at a predetermined date in the future. RSUs are subject to forfeiture in the event certain employment requirements or other vesting requirements are not met. The period during which such requirements are in effect is hereinafter referred to as the “restriction period.” RSUs may be granted in such amounts and subject to such terms and conditions as determined by the Committee. The Committee shall impose such conditions and/or restrictions on RSUs as it deems advisable.

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All rights with respect to RSUs shall be available only during a participant’s lifetime, and each RSU award agreement shall specify the participant’s (and his beneficiary’s) rights in the event of death or other termination of employment. Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason prior to the end of the restriction period, all RSUs granted to such participant shall be forfeited.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of RSUs granted to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. Furthermore, in order to comply with the requirements of Section 162(m) of the Code, the maximum value of shares of our common stock underlying RSUs that may be granted to any Key Executive in any one year will not exceed $10,000,000. The RSUs may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Performance Shares and Performance Units. Performance Shares and Performance Unit awards may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Performance Shares and Performance Units are, respectively, similar to shares of Restricted Stock and RSUs except that certain individual, financial or other Company-related goals and targets must be met in order for the Performance Shares and Units to become non-forfeitable. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the number and/or value of Performance Shares/Units that will be paid to participants.

Participants shall receive payment of the value of Performance Shares or Performance Units earned in cash and/or shares of our common stock that have an aggregate fair market value equal to the value of the earned Performance Shares/Units after the end of the applicable performance period, in such combination as the Committee determines. Such shares may be granted subject to any restrictions deemed appropriate by the Committee. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate. Subject to the provisions of an applicable plan award, participants may be entitled to have dividends declared with respect to Performance Shares earned in connection with Performance Share/Unit grants earned but not yet distributed held in their performance accounts, subject to the same restrictions as are applicable to dividends earned with respect to Restricted Stock, described above.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of Performance Shares and/or Performance Units granted to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. Furthermore, in order to comply with the requirements of Section 162(m) of the Code, the maximum value of shares of common stock underlying Performance Shares or Performance Units that may be granted to any Key Executive in any one year will not exceed $10,000,000. The Performance Shares and Performance Units may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason, all Performance Shares and Performance Units granted to such participant shall be forfeited.

Performance Shares and Performance Units may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

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Cash Incentives. Cash Incentives may be granted in the amounts and subject to such terms and conditions as determined by the Committee. Under the terms of a Cash Incentive grant, certain individual, financial or other Company-related goals and targets must be met in order for the Cash Incentives to become non-forfeitable and to determine the amount of the Cash Incentives to which the participant is entitled. The Committee shall set performance goals which, depending on the extent to which they are met during the performance periods established by the Committee, will determine the value of Cash Incentives that will be paid to participants.

Participants shall receive payment of the Cash Incentives at the end of the applicable performance period. Prior to the beginning of each performance period, participants may elect to defer receipt of payout on such terms as the Committee deems appropriate.

In the event the Section 162(m) Limitations for any calendar year may impact the deductibility by us of any otherwise deductible compensation payable to any Key Executive, we will develop, subject to stockholder approval, goals and targets that must be met in order to determine the vesting and/or the amount of Cash Incentives payable to Key Executives (unless and until the Committee proposes a change in such measures for stockholder vote or applicable tax and/or securities laws change to permit committee discretion to alter such performance measures without obtaining stockholder approval). The performance measures are imposed to avoid the Section 162(m) Limitations. Furthermore, in order to comply with the requirements of Section 162(m) of the Code, the maximum value of Cash Incentives that may be granted to any Key Executive in any one year will not exceed $10,000,000. The Cash Incentives may also be subject to other vesting requirements, such as continued employment for specified periods of time.

Except as may be provided in an award agreement with respect to a particular participant, in the event a participant’s employment is terminated for any reason, all unpaid Cash Incentives granted to such participant shall be forfeited.

Rights to Cash Incentives may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated.

Merger, Consolidation, Sale of Assets or Change in Control of the Company

As of the effective date of a merger, consolidation, sale of generally all of the assets or the change in control of the Company (and if the merger or consolidation agreement does not provide for the continuation of such awards or the substitution of new awards) (1) any Option or SAR outstanding shall become immediately exercisable and (2) any restriction periods and restrictions imposed on Restricted Stock shall be deemed to have expired. Performance Shares or Performance Units payable after the date of such merger or consolidation shall be paid in cash as of the date they originally were to be paid unless, subject to the limitations imposed by Code Section 409A, we or our successor determines to pay such amounts as of an earlier date. Except as may be provided in a particular award, Performance Shares and Performance Units shall be pro rated based on the attainment of the applicable performance goals at the target level if, as a result of the merger or consolidation, the value of such awards cannot be determined.

New Plan Benefits

Because future awards of Options, Restricted Stock or other equity awards under the 2012 Plan will be made at the discretion of the Committee, no data can be provided regarding the benefits or amounts that will be received by any participant or groups of participants if the 2012 Plan is approved.

Federal Income Tax Consequences of Awards Under the 2012 Plan

Under currently applicable provisions of the Code, the following federal income tax consequences may be expected by a participant (including a Director Participant) and by us in respect of the grant and exercise of awards under the 2012 Plan.

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Federal Income Tax Consequences — Options

Consequences to the Optionholder — Other than Director Participants or Consultants

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of ISOs and non-ISOs under the 2012 Plan.

Exercise. The exercise of an ISO is not a taxable event for regular federal income tax purposes if certain requirements are satisfied, including the restriction mentioned above providing that the optionholder generally must exercise the Option no later than three months following the termination of his employment. However, such exercise may give rise to an alternative minimum tax liability (see “Alternative Minimum Tax” below).

Upon the exercise of a non-ISO, the optionholder generally will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our Common Stock at the time of exercise over the amount paid as the exercise price. The ordinary income recognized in connection with the exercise by an optionholder of a non-ISO will be subject to both wage and employment tax withholding.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of an Option will be the amount paid upon exercise plus, in the case of a non-ISO, the amount of ordinary income recognized by the optionholder upon exercise.

Qualifying Disposition. If an optionholder disposes of shares of our common stock acquired upon the exercise of an ISO in a taxable transaction, and such disposition occurs more than two years from the date on which the option is granted and more than one more year after the date on which the shares are transferred to the optionholder pursuant to the exercise of the ISO, the optionholder will recognize long-term capital gain or loss equal to the difference between the amount realized upon such disposition and the optionholder’s adjusted basis in such shares (generally the Option exercise price).

Disqualifying Disposition. If the optionholder disposes of shares of our common stock acquired upon the exercise of an ISO (other than in certain tax-free transactions) within two years from the date on which the ISO is granted or within one year after the transfer of the shares to the optionholder pursuant to the exercise of the ISO, then at the time of disposition the optionholder generally will recognize ordinary income equal to the lesser of (i) the excess of such shares’ fair market value on the date of exercise over the exercise price paid by the optionholder or (ii) the optionholder’s actual gain (i.e., the excess, if any, of the amount realized on the disposition over the exercise price paid by the optionholder). If the total amount realized on a taxable disposition (including return of capital and capital gain) exceeds the fair market value on the date of exercise, then the optionholder will recognize a capital gain in the amount of such excess. If the optionholder incurs a loss on the disposition (i.e., if the total amount realized is less than the exercise price paid by the optionholder) then the loss will be a capital loss.

Other Dispositions. If an optionholder disposes of shares of our common stock acquired upon the exercise of a non-ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss (and any capital gain or loss recognized on a disqualifying disposition of shares of our common stock acquired upon the exercise of ISOs) will be long-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the optionholder.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the optionholder’s regular tax for the taxable year. As of January 1, 2012, AMT is computed at the rate of 26% on the excess of a taxpayer’s alternative minimum taxable income (“AMTI”) over the exemption amount, but only if such excess amount does not exceed $175,000 ($87,500 in the case of married individuals filing separate returns). The AMT tax rate is 28% of such excess amount over the $175,000 ($87,500) amount. For these purposes, the exemption amount is $45,000 for joint returns or returns of surviving spouses ($33,750 for single taxpayers and $22,500 for married individuals filing separate returns), reduced by 25% of the excess of AMTI over $150,000 for joint returns or returns of surviving spouses ($112,500 for single taxpayers and $75,000 for married individuals filing separate returns). A taxpayer’s AMTI is essentially the taxpayer’s taxable income adjusted pursuant to the AMT provisions and increased by items of tax preference.

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The exercise of ISOs (but not non-ISOs) will generally result in an upward adjustment to the optionholder’s AMTI in the year of exercise by an amount equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. The basis of the stock acquired, for AMT purposes, will equal the exercise price increased by the prior upward adjustment of the taxpayer’s AMTI due to the exercise of the option. Upon the disposition of the stock, the increased basis will result in a smaller capital gains for AMTI than for ordinary income tax purposes.

Consequences to the Company — Other than Awards to Director Participants and Consultants

There are no federal income tax consequences to us by reason of the grant of ISOs or non-ISOs or the exercise of ISOs (other than disqualifying dispositions).

At the time the optionholder recognizes ordinary income from the exercise of a non-ISO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized, provided that we timely satisfy our reporting and disclosure obligations described below. To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition of the stock acquired upon exercise of ISOs, we will be entitled to a corresponding deduction in the year in which the disposition occurs.

We will be required to report to the Internal Revenue Service any ordinary income recognized by an optionholder by reason of the exercise of a non-ISO or the disqualifying disposition of our common stock acquired pursuant to an ISO.

Consequences to Optionholder — Director Participants and Consultants

Grant. There are no federal income tax consequences to the optionholder solely by reason of the grant of non-qualified stock options to a Director Participant or a Consultant under the 2012 Plan.

Exercise. Upon the exercise of a non-ISO, the optionholder will generally recognize ordinary income in an amount equal to the excess of the fair market value of the shares of our common stock at the time of exercise over the amount paid as the exercise price.

The optionholder’s tax basis in the shares acquired pursuant to the exercise of a non-ISO will be the amount paid upon exercise plus the amount of ordinary income recognized by the optionholder upon exercise.

Disposition. If an optionholder disposes of shares of our common stock acquired upon exercise of a non-ISO in a taxable transaction, the optionholder will recognize capital gain or loss in an amount equal to the difference between his basis in the shares sold and the amount realized upon disposition. Any such capital gain or loss will be long-term or short-term depending on whether the shares of our common stock were held for more than one year from the date such shares were transferred to the optionholder.

Consequences to the Company — Grants to Director Participants and Consultants

At the time the optionholder recognizes ordinary income from the exercise of a non-ISO, we will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized.

Federal Income Tax Consequences — Other Awards

Consequences to the Employee

Restricted Stock. An award payable in the form of our common stock generally will be includable in the participant’s gross income as of the date the grant is made or, if later, the earlier of the date the common stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of common stock granted under the award. Nevertheless, so long as the sale of the common stock at a profit could subject the recipient to suit under Section 16(b) of the Exchange Act, the common stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

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At the time as the substantial risk of forfeiture ceases, the participant will recognize ordinary income to the extent of the excess of the fair market value of the common stock on the date the risk of forfeiture terminates over the participant’s cost (if any) of such common stock. Under certain circumstances, however, the participant may make a “Section 83(b) election” to have such excess amount determined and includible in his or her gross income at the time of grant, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the common stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Restricted Stock Units. An award payable in the form of RSUs generally will be includable in the participant’s gross income as of the date the underlying shares of common stock are transferred to the participant or, if later, the earlier of the date the underlying common stock awarded to the participant (i) is subsequently transferable by him or her or (ii) is not subject to a substantial risk of forfeiture. This determination is made by reference to all of the facts and circumstances of such award, and, in particular, the nature of the restrictions imposed with respect to the shares of common stock granted under the award. Nevertheless, so long as the sale of the common stock at a profit could subject the recipient to suit under Section 16(b) of the Exchange Act, the common stock is considered to be subject to a “substantial risk of forfeiture” (see the discussion below, captioned “Restrictions on Resale”).

At the time as the substantial risk of forfeiture ceases, the participant will recognize ordinary income to the extent of the excess of the fair market value of the common stock on the date of delivery to the participant (or, if later, the date the risk of forfeiture terminates) over the participant’s cost (if any) of such common stock. Under certain circumstances, however, the participant may make a “Section 83(b) election” at the time of delivery of otherwise restricted shares of common stock to have such excess amount determined and includible in his or her gross income at the time of delivery, regardless of any restrictions on subsequent transferability or substantial risks of forfeiture. As the value of the common stock for federal income tax purposes is determined as of the date it is included in the participant’s gross income, such an election may be worthwhile if significant appreciation is expected between the date of grant and the date the restrictions expire or are eliminated.

Performance Shares and Performance Units. A participant who receives Performance Shares or Performance Units will not recognize any income for federal income tax purposes on the date of the grant of the award. He will recognize ordinary income for federal income tax purposes at the time of the receipt of the cash ora t the time the common stock granted with respect to the Award vests, in an amount equal to the sum of (i) the amount of cash received, plus (ii) the excess, if any, of the fair market value of the common stock on the date received over the participant’s cost of such Award, if any.

Disposition of Common Stock. If a participant disposes of shares of our common stock received under an award in a taxable transaction, the participant will recognize capital gain or loss in an amount equal to the difference between his basis (generally, the amount included as ordinary income pursuant to the award and the amount, if any, paid for such common stock) in the shares sold and the total amount realized upon the disposition. Any such capital gain or loss will be long-term so long as the shares of our common stock were held for more than one year from the date such shares were granted to the participant.

Cash Incentives. Cash Incentives generally are included in the gross income of the participant at the time paid.

Consequences to the Company

At the time the participant recognizes ordinary income upon the receipt of an award under the 2012 Plan, we generally will be entitled to a federal income tax deduction in the amount of the ordinary income so recognized, provided that we timely report to the Internal Revenue Service the ordinary income recognized by the participant pursuant to the award. Any dividends paid on restricted stock (prior to the earlier of (i) the date the restrictions lapse or (ii) the date a Section 83(b) election is made) will be deductible by us as a compensation expense.

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Other Tax Consequences

The foregoing discussion is not a complete description of the federal income tax aspects of awards made under the 2012 Plan. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, the foregoing discussion does not address state or local tax consequences.

Restrictions on Resale

With regard to our officers or directors, neither the grant of an Option, nor the acquisition of shares of common stock upon the “in-the-money” or “at-the-money” exercise of an Option will be considered a “purchase” under the Section 16 of the Exchange Act and will not be matched with sales of shares of common stock occurring within six months of the grant of the Option so long as the Option was granted by the full Board or by a committee composed solely of two or more “Non-Employee” directors. In the case of an individual who is the direct or indirect beneficial owner of more than 10% of the common stock, the grant will not be matched with a sale only if the shares of common stock acquired by the exercise of the Option are not sold within six months of the date the Option is granted.

Vote Required for Approval

To pass, this proposal requires the affirmative vote of a majority of the votes cast at the Annual Meeting.

The Board of Directors recommends a vote FOR the approval of the Radiant Logistics, Inc. 2012 Stock Option and Performance Award Plan.

PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR ISSUANCE

Our Board of Directors has approved a resolution to amend our Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 shares to 100,000,000 shares. The full text of the proposed amendment is set forth in the Certificate of Amendment to the Certificate of Incorporation, which is included herein as Annex B.

Reasons for the Amendment

The primary purpose of this amendment to our Certificate of Incorporation is to make additional shares of common stock available for issuance by us. Our Board of Directors believes that it is in our best interest to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000 in order to have additional shares available to meet our future business needs as they arise. As of October 2, 2012, we had [______] issued and outstanding shares of common stock along with [_____] shares of common stock subject to outstanding but unexercised options or otherwise reserved for issuance under our existing equity compensation plans. Therefore, as of October 2, 2012, we had [_____] shares of common stock available for issuance. Our Board believes that the availability of additional shares will provide us with the flexibility to issue common stock for a variety of purposes that our Board of Directors may deem advisable in the future. These purposes could include, among other things, stock splits, stock dividends, grants under employee stock plans, financing transactions such as public or private offerings of common stock or convertible securities, potential strategic transactions (including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, and business combinations), as well as other general corporate transactions, although we have no present plans to use them in any such regard.

The additional shares of common stock would have rights identical to our common stock currently outstanding. Approval of the proposed amendment and any issuance of common stock would not affect the rights of the holders of our common stock currently outstanding, except for the effects incidental to increasing the outstanding number of shares of common stock, such as dilution of earnings per share, if any, and voting rights of current holders of our common stock.

If authorized, the additional shares of common stock may be issued with approval of our Board of Directors, but without further approval of our stockholders, unless stockholder approval is required by applicable law, rule or regulation. Under our Certificate of Incorporation, the holders of our common stock do not have preemptive rights with respect to future issuances of common stock. Thus, should our Board of Directors elect to issue additional shares of common stock, our existing stockholders will not have any preferential rights to purchase such shares and such issuance could have a dilutive effect on the voting power and percentage ownership of these stockholders. The issuance of additional shares of common stock could also have a dilutive effect on our earnings per share, if any.

In addition to the additional shares of common stock we are seeking to have approved, we currently have 5,000,000 authorized shares of preferred stock, par value $0.001 per share, of which none are currently issued and outstanding. Preferred stock may be issued independently or together with any other securities and may be attached to or separate from the other securities.

Pursuant to Delaware law and our Certificate of Incorporation, our Board may establish one or more series of preferred stock and fix the number of shares constituting such series, the designation of such series, the voting powers (if any) of the shares of such series and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. Such rights, preferences, powers and limitations as may be established could have the effect of discouraging an attempt to obtain control of the Company.

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Potential Anti-Takeover Effects

The increase in the number of shares of common stock authorized for issuance could, under certain circumstances, be construed as having an anti-takeover effect. For example, in the event a person seeks to effect a change in the composition of our Board of Directors or contemplates a tender offer or other transaction involving the combination of our Company with another company, it may be possible for us to impede the attempt by issuing additional shares of common stock, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of our Company. By potentially discouraging initiation of any such unsolicited takeover attempt, our Certificate of Incorporation may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The proposed amendment may also have the effect of permitting our Board of Directors to retain its position indefinitely and place it in a better position to resist changes that our stockholders may wish to make if they are dissatisfied with the conduct of our business.

Our Board of Directors did not propose this amendment to our Certificate of Incorporation in response to any effort known to the Board to accumulate common stock or to obtain control of our Company by means of a merger, tender offer or solicitation in opposition to management. In addition, this proposal is not part of any plan by management to recommend a series of similar amendments to our stockholders. Finally, except as described in this proxy statement, our Board of Directors does not currently contemplate recommending the adoption of any other amendments to our Certificate of Incorporation that could be construed as affecting the ability of third parties to take over or change the control of our Company.

Vote Required for Approval

The affirmative vote of the holders of a majority of our outstanding shares of common stock is required to approve the foregoing amendment to our Certificate of Incorporation.

The Board of Directors recommends a vote FOR the proposal to amend our Certificate of Incorporation to increase the number of shares of common stock that we are authorized to issue.

AUDIT AND EXECUTIVE OVERSIGHT COMMITTEE MATTERS

Report of the Audit and Executive Oversight Committee

In connection with the preparation of our audited financial statements for the year ended June 30, 2012, the Audit and Executive Oversight Committee:

•	reviewed and discussed the audited financial statements with management;

•	discussed with our independent registered public accounting firm the matters required to be discussed by SAS No. 61 (Codification of Statements on Auditing Standards); and

•	received the written disclosures and the letter from our independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and has discussed with our independent registered public accounting firm its independence and satisfied itself as to their independence.

Based upon the review and discussions referred to above, the Audit and Executive Oversight Committee recommended to the Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

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Audit and Executive Oversight Committee Report Submitted By:

Jack Edwards
Stephen Harrington

PRINCIPAL ACCOUNTING FEES AND SERVICES

Peterson Sullivan LLP (“Peterson Sullivan”) served as our principal independent accounting firm for the fiscal years ended June 30, 2012 and 2011, to audit our financial statements. The entirety of services provided by Peterson Sullivan for 2012 and 2011 were provided by full-time employees of Peterson Sullivan.

The audit reports of Peterson Sullivan on our consolidated financial statements as of and for the years ended June 30, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended June 30, 2012 and 2011, there were no disagreements with Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to Peterson Sullivan’s satisfaction, would have caused Peterson Sullivan to make reference thereto in its reports on our financial statements for such years.

During the years ended June 30, 2012 and 2011, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended June 30, 2012 and 2011, we did not consult with any other public accounting firms regarding either (i) the application of accounting principles to any completed or proposed transaction or the type of audit opinion that might be rendered on our consolidated financial statements; or (ii) any of the other matters specified in Items 304(a)(1)(iv) or (v) of Regulation S-K.

The following table presents fees for professional audit services performed for the audit of our annual financial statements for the years ended June 30, 2012 and 2011 and fees billed and unbilled for other services rendered by it during those periods.

	2012	2011
Audit Fees:	$116,000	$115,000
Audit Related Fees:	12,000	3,000
Tax Fees:	40,000	60,000
All Other Fees:	9,000	4,000
Total:	$177,000	$182,000

Audit Fees

Audit Fees consist of fees, billed and unbilled, for professional services rendered for the audit of our consolidated financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

Audit-Related Fees

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees."

Tax Fees

Tax Fees consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance, tax audit defense, customs and duties, and mergers and acquisitions.

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All Other Fees

All Other Fees consist of fees billed for products and services provided not described above.

Audit and Executive Oversight Committee Pre-Approval Policies and Procedures

Exchange Act rules generally require any engagement by a public company of an accountant to provide audit or non-audit services to be pre-approved by the audit committee of that company. This pre-approval requirement is waived with respect to the provision of services other than audit, review or attest services if certain conditions as set forth in Rule 2-01(c)(7)(i)(C) under the Exchange Act are met. All of the audit-related and tax services described above were pre-approved by our Audit and Executive Oversight Committee and, therefore, were not provided pursuant to a waiver of the pre-approval requirements set forth in such rule.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Reports of all transactions in our common stock by officers, directors and principal stockholders are required to be filed with the SEC pursuant to Section 16(a) of the Exchange Act. Based solely on its review of copies of the reports received, or representations of such reporting persons, we believe that during 2012 no officers, directors or principal stockholders failed to file reports of ownership and changes of ownership on a timely basis, except that a director, Stephen P. Harrington, and a principal stockholder, Douglas Tabor, failed to timely file a Form 4.

STOCKHOLDER PROPOSALS

Stockholder Proposals to Be Included in the Company’s Proxy Statement

Pursuant to and subject to the requirements of Rule 14a-8 under the Exchange Act, stockholders may present proposals for inclusion in our proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company in a timely manner. In order to be included for the 2013 Annual Meeting, stockholder proposals must be received by the Company at its executive offices located at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004 no later than June [   ], 2013, and must otherwise comply with the requirements of Rule 14a-8.

Stockholder Proposals Not to Be Included in the Company’s Proxy Statement

Stockholders wishing to present proposals for action at an annual meeting apart from proposals to be included in our proxy statement must do so in accordance with our Bylaws. A stockholder must give timely notice of the proposed business to the Secretary at the executive offices referred to above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 50 days nor more than 75 days prior to that year’s annual meeting; provided, however, that in the event less than 60 days notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed or public disclosure of the meeting was made, whichever occurs first. For each matter the stockholder proposes to bring before the meeting, the notice to the Secretary must include: (i) a brief description of the business proposed to be brought before the meeting, the reasons for conducting such business at the meeting, and if such business includes a proposal to amend any document, the language of the proposed amendment; (ii) the name and address, as they appear in our books, of the stockholder proposing such business, (iii) the class and number of shares of Company stock that are beneficially owned by the stockholder and (iv) any material interest of the stockholder in such business. Proxy voting on any matter brought before the meeting as set forth in this paragraph will be subject to the discretionary voting authority of the designated proxy holders.

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Stockholders wishing to nominate directly candidates for election to the Board of Directors at an annual meeting must do so in accordance with our Bylaws by giving timely notice in writing to the Secretary as described above. To be timely, a stockholder’s notice must be in writing, delivered to or mailed and received at our principal executive offices not less than 60 days nor more than 90 days prior to that year’s annual meeting; provided, however, that in the event less than 70 days notice of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth day following the date on which such notice of the annual meeting was mailed or public disclosure of the meeting was made, whichever occurs first. The notice must set forth (i) the nominee’s name, age, business address and, if known, residence address, (ii) such person’s principal place of employment, (iii) the class and number of shares of stock of the corporation that are beneficially owned by such person, and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. In addition, as to the stockholder giving the notice, the notice must include (i) the name and record address of such stockholder, and (ii) the class and number of shares of Company stock beneficially owned by such stockholder. The presiding officer at the annual meeting is required to determine whether any nomination was properly brought before the annual meeting in accordance with our Bylaws. If such officer determines that any person has not been properly nominated, such officer shall so declare at the meeting and any such nominee shall not be considered in the election.

STOCKHOLDER COMMUNICATIONS

The Board of Directors has established a process for stockholders to send communications to it. Stockholders who wish to communicate with the Board of Directors, or specific individual directors, may do so by directing correspondence addressed to such directors or director in care of Alesia Pinney, the Secretary, at the principal executive offices of the Company. Such correspondence shall prominently display the fact that it is a stockholder-board communication and whether the intended recipients are all or individual members of the Board of Directors. The Secretary has been authorized to screen commercial solicitations and materials that pose security risks, are unrelated to the business or governance of the Company or are otherwise inappropriate. The Secretary shall promptly forward any and all such stockholder communications to the entire Board of Directors or the individual director as appropriate. In the alternative, stockholder correspondence can be addressed to 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, Attention: Alesia Pinney.

OTHER MATTERS

The notice of Annual Meeting provides for transaction of such other business as may properly come before the Annual Meeting. As of the date of this proxy statement, the Board of Directors has been advised of no matters to be presented for discussion at the meeting. However, the enclosed proxy gives discretionary authority to the persons named in the proxy in the event that any other matters should be properly presented to the stockholders.

STOCKHOLDERS SHARING AN ADDRESS

Stockholders sharing an address with another stockholder may receive only one annual report or one set of proxy materials at that address unless they have provided contrary instructions. Any such stockholder who wishes to receive a separate copy of the annual report or a separate set of proxy materials now or in the future may write or call the Company to request a separate copy of these materials from: Investor Relations, 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004. We will promptly deliver a copy of the requested materials.

Similarly, stockholders sharing an address with another stockholder who have received multiple copies of the Company's proxy materials may write to or call the above address and phone number to request delivery of a single copy of these materials.

ANNUAL REPORT ON FORM 10-K

Our Annual Report on Form-10-K, including the financial statements and management's discussion and analysis of financial condition and results of operations for the year ended June 30, 2012, is being sent to stockholders of record as of October 2, 2012 with this proxy statement. This Annual Report on Form 10-K is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made. Stockholders may also view this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. Stockholders of record as of October 2, 2012, and beneficial owners of our common stock on that date, may obtain from us without charge additional copies of our Annual Report on Form 10-K filed with the Securities and Exchange Commission, exclusive of the exhibits thereto, by a request in writing. If requested, we will provide stockholders with copies of any exhibits to the Form 10-K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. Any requests from a beneficial owner of our common stock must set forth a good faith representation that, as of the record date for this solicitation, October 2, 2012, the person making the request was the beneficial owner of our common stock. Such written requests should be directed to us at, 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, Attention: General Counsel.

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PRELIMINARY COPY

RADIANT LOGISTICS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

OF RADIANT LOGISTICS, INC. FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned revokes all previous proxies and constitutes and appoints Bohn H. Crain and Alesia Pinney, and each of them, his or her true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of common stock of Radiant Logistics, Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 405 114th Avenue SE, Third Floor, Bellevue, Washington 98004, at 9:00 a.m., local time, on November 13, 2012, and at any adjournment(s) or postponement(s) thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2, 3 and 4 which have been proposed by our Board of Directors, and in the proxies’ discretion, upon other matters as may properly come before the Annual Meeting.

(continued and to be signed on reverse side)

PRELIMINARY COPY

Please Detach and Mail In the Envelope Provided

☐ Please mark your votes as indicated in this example.

1.	ELECTION OF DIRECTORS.
				FOR	WITHHELD
				☐	☐

	VOTE FOR all the nominees listed;	Nominees:
	except vote withheld from the following nominee(s) (if any):	01	Bohn H. Crain
		02	Stephen P. Harrington
		03	Jack Edwards

				FOR	AGAINST	ABSTAIN
2.	RATIFYING THE APPOINTMENT OF PETERSON SULLIVAN LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 2013			☐	☐	☐
				FOR	AGAINST	ABSTAIN
3.	APPROVING THE RADIANT LOGISTICS, INC. 2012 STOCK OPTION AND PERFORMANCE AWARD PLAN			☐	☐	☐

				FOR	AGAINST	ABSTAIN
4.	APPROVING THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 100,000,000 SHARES			☐	☐	☐

IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

☐I WILL ATTEND THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature of Stockholder ______________________ Signature of Stockholder _______________________ Dated: ___________, 2012
IF HELD JOINTLY

Note:     This proxy must be signed exactly as the name appears hereon. When shares are held by joint tenants, both should sign. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.

Annex A

RADIANT LOGISTICS, INC.

2012 STOCK OPTION AND PERFORMANCE AWARD PLAN

_______________

Effective as of November 13, 2012

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RADIANT LOGISTICS, INC.

2012 Stock Option and Performance Award Plan

INTRODUCTION

Radiant Logistics, Inc., a Delaware corporation (hereinafter referred to as the “Corporation”), hereby establishes an incentive compensation plan to be known as the “Radiant Logistics, Inc. 2012 Stock Option and Performance Award Plan” (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Cash Incentives, Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, shares of Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.

The Plan shall become effective on November 13, 2012. However, it shall be rendered null and void and have no effect, and all Plan Awards granted hereunder shall be canceled, if the Plan is not approved by a majority vote of the Corporation’s stockholders within 12 months of the date the Plan is adopted by the Corporation’s Board of Directors.

The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation’s stockholders by providing Participants with an incentive for outstanding performance. The Plan is further intended to assist the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its and its subsidiaries’ operations is largely dependent.

The Plan also provides pay systems that support the Corporation’s business strategy and emphasizes pay-for-performance by tying reward opportunities to carefully determined and articulated performance goals at corporate, operating unit, business unit and/or individual levels.

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I

DEFINITIONS

For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

(a)          “Affiliate” shall mean, as it relates to any limitations or requirements with respect to Incentive Stock Options, means any Subsidiary or Parent of the Corporation. Affiliate otherwise means any entity that is part of a controlled group of corporations or limited liability entities or is under common control with the Corporation within the meaning of Code Sections 1563(a), 414(b) or 414(c), except that, in making any such determination, fifty percent (50%) shall be substituted for eighty percent (80%) under such Code Sections and the related regulations.

(b)          “Award Agreement” shall mean the written agreement, executed by an appropriate officer of the Corporation, pursuant to which a Plan Award is granted.

(c)          “Board of Directors” or “Board” shall mean the Board of Directors of the Corporation.

(d)          “Cash Incentives” shall mean a Plan Award granting to the Participant the right to receive a certain amount of cash in the future subject to the attainment of one or more annual or multi-year performance goals and targets, all as described in Article VIII, below.

(e)          “Cause” shall, (i) with respect to an individual who is party to a written agreement with the Corporation or any Affiliate that contains a definition of “cause” or “for cause” or words of similar import for purposes of termination of service thereunder by the Corporation or any Affiliate, mean “cause” or “for cause” as defined in such agreement; (ii) in all other cases mean (A) any violation of a law, rule or regulation other than minor traffic violations, including without limitation, any violation of the Foreign Corrupt Practices Act; (B) a breach of fiduciary duty for personal profit; (C) fraud, dishonesty or other acts of misconduct in the rendering of services on behalf of the Corporation or any Affiliate or relating to the Participant’s service; (D) misconduct by the Participant that would cause the Corporation or any Affiliate to violate any state or federal law relating to sexual harassment or age, sex or other prohibited discrimination or any violation of written policy of the Corporation, any Affiliate or any successor entity adopted in respect to such law; (v) failure to follow the Corporation’s or any Affiliate’s work rules or the lawful instructions (written or otherwise) of the Board of Directors of the Corporation or a responsible executive to whom the Participant directly or indirectly reports, provided compliance with such directive was reasonably within the scope of the Participant’s duties and the Participant was given notice that his or her conduct could give rise to termination and such conduct is not, or could not, be cured within ten (10) days thereafter; or (vi) any violation of a confidentiality or non-competition agreement or patent assignment agreement or any agreement relating to the Corporation’s or any Affiliate’s protection of intellectual property rights.

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(f)          “Code” shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

(g)          “Committee” shall means the Compensation Committee of the Board or such other Committee as the Board may appoint from time to time to administer the Plan, or the Board itself if no Compensation Committee or other appointed Committee exists. If such Compensation Committee or other Committee exists, if and to the extent deemed necessary by the Board, such Committee shall consist of two or more directors, all of whom are (i) “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, (ii) Outside Directors and (iii) independent directors under the rules of the principal stock exchange on which the Corporation's securities are then traded.

(h)          “Common Stock” shall mean the common stock of the Corporation, $0.001 par value per share, as authorized from time to time. At all times, the Common Stock made available for grants hereunder shall be “Service Recipient Stock” as defined in Treas. Reg. Section 1.409A-1(b)(5)(iii)(A) and the terms of this Plan and of any Award Agreement shall be deemed to be modified to the degree necessary to comply with this requirement.

(i)          “Consultant” shall mean an individual who is in a Consulting Relationship with the Corporation or any Affiliate.

(j)          “Consulting Relationship” shall mean the relationship that exists between an individual and the Corporation (or any Affiliate) if (i) such individual or (ii) any entity of which such individual is an executive officer or owns a substantial equity interest has entered into a written consulting contract with the Corporation or any Affiliate

(k)          “Corporation” shall mean Radiant Logistics, Inc., a Delaware corporation.

(l)          “Disability” shall have the same meaning as the term “permanent and total disability” under Section 22(e)(3) of the Code.

(m)         “Employee” shall mean a common law employee of the Corporation or of any Affiliate.

(n)         “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(o)          “Executive” means an employee of the Corporation or of any Affiliate whose compensation is subject to the deduction limitations set forth under Code Section 162(m).

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(p)          “Fair Market Value” shall mean:

(i)          In the event the Corporation’s Common Stock is publicly traded, the Fair Market Value of such Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked prices, as furnished by two members of the National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a “Trading Day” shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one “eligible dealer” quoted both a bid and asked price for the Common Stock. An “eligible dealer” for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day.

(ii)         In the event the Corporation’s Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith pursuant to the requirements of Treas. Reg. Section 1.409A-1(b)(5)(iv)(B). The Committee shall determine the Fair Market Value of such Common Stock by reference to the most recent valuation performed by an appraiser or appraisers selected by the Corporation. If the most recent valuation performed by an appraiser or appraisers selected by the Corporation is more than twelve (12) months old, then the Committee shall select an appraiser or appraisers to perform an updated valuation. The appraiser or appraisers shall be independent of the Corporation and the Participant (or selling Stockholder as the case may be) and shall have at least 10 years experience in appraising businesses reasonably determined by such appraiser to be providing services in the industry in which the Corporation is engaged. The selection of the appraiser or appraisers by the Committee shall be final and binding on the parties. The Corporation shall pay the fees and expenses of the appraiser or appraisers.

(q)          “Freestanding SAR” shall mean an SAR that is granted independently of any Option.

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(r)          “Good Reason” shall have the “safe-harbor” meaning set forth under Treas. Reg. Section 1.409A-1(n)(2)(ii).

(s)          “Incentive Stock Option” shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code and intended by the Committee to be treated as an incentive stock option under Code Section 422.

(t)          “Non-Qualified Option” shall mean a stock option that does not satisfy the requirements for, or that is not intended to be eligible for, tax-favored treatment under Section 422 of the Code.

(u)          “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section VI hereof.

(v)         “Optionee” shall mean a Participant who is granted an Option under the terms of the Plan.

(w)        “Outside Directors” shall mean members of the Board of Directors of the Corporation who are classified as “outside directors” under Section 162(m) of the Code.

(x)          “Parent” shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code. However, a corporation that otherwise qualifies as a Parent will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(f) hereof).

(y)          “Participant” shall mean any Employee or other person participating under the Plan.

(z)          “Performance Share” shall mean a Plan Award granted pursuant to the provisions of Section VIII hereof, which is similar to Restricted Stock, with each such Award being based upon the performance of the Corporation’s Common Stock, or any other factor as determined by the Committee.

(aa)         “Performance Unit” shall mean a Plan Award granted pursuant to the provisions of Section VIII hereof, which is similar to a Restricted Stock Unit, and which Award is based upon any performance factor established by the Committee, as set forth under such Section.

(bb)         “Plan Award” shall mean an Option, Performance Share, Performance Unit, share of Restricted Stock, Restricted Stock Unit, Cash Incentive or Stock Appreciation Right granted pursuant to the terms of the Plan.

(cc)         “Restricted Stock” shall mean a grant of one or more shares of Common Stock subject to certain restrictions as provided under Section VIII hereof.

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(dd)         “Restricted Stock Unit” shall mean a right to receive one share of Common Stock at a date, and subject to any and all restrictions, set forth in the related Award Agreement, as provided in Section VIII, hereof.

(ee)         “Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

(ff)         “Stock Appreciation Right” or “SAR” shall mean a right, granted alone or in connection with a related Option, designated as an SAR, to receive a payment on the day the right is exercised, pursuant to the terms of Section VII hereof. Each SAR shall be denominated in terms of one share of Common Stock.

(gg)         “Subsidiary” shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code. However, a corporation that otherwise qualifies as a Subsidiary will not be so defined if the Plan Award it grants with Common Stock will render the Common Stock not to be Service Recipient Stock (as defined in Section I(h) hereof).

(hh)         “Tandem SAR” shall mean an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a share of Common Stock under the related Option (and when a share of Common Stock is purchased under such Option, the Tandem SAR being similarly canceled).

(ii)         “Termination of Consulting Relationship” shall mean the cessation, abridgment or termination of a Consultant’s Consulting Relationship with the Corporation or any Affiliate as a result of (i) the Consultant’s death or Disability or resignation (or, in the case of a director of the Corporation or of any Affiliate of the Corporation, his cessation to serve as such a director), (ii) the cancellation, annulment, expiration, termination or breach of the written consulting contract between the Corporation (or any Affiliate) and the Consultant (or any other entity) giving rise to the Consulting Relationship or (iii) if the written consulting contract is not directly between the Corporation (or any Affiliate) and the Consultant, the Consultant’s termination of service with, or sale of all or substantially all of his equity interest in, the entity that has entered into the written consulting contract with the Corporation or Affiliate.

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II

ADMINISTRATION

(a)        General. The Plan shall be administered by the Committee, which shall have plenary authority to interpret the Plan and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee’s business. All interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award (if applicable), the period(s) during which a Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). Also, subject to the express provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of awards that, in its sole opinion, may be advisable in the administration of the Plan. The Committee may, in its discretion, but subject to the restrictions set forth under Section 409A of the Code, accelerate the time at which any Plan Award may be exercised, become transferable or nonforfeitable or be earned and settled including, without limitation, (i) in the event of the Participant's death, Disability, or involuntary termination of employment or service (including a voluntary termination of employment or service for Good Reason) or (ii) in connection with a Change in Control of the Corporation (as defined below). In addition, the Committee shall have complete authority to interpret all provisions of this Plan including, without limitation, the discretion to interpret any terms used in the Plan that are not defined herein; to prescribe the form of Award Agreements; to adopt, amend and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee in connection with the administration of this Plan shall be final and conclusive. The members of the Committee shall not be liable for any act done in good faith with respect to this Plan or any Award Agreement or Plan Award. Unless otherwise provided by the Bylaws of the Corporation, by resolution of the Board or applicable law, a majority of the members of the Committee shall constitute a quorum, and acts of the majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members of the Committee without a meeting, shall be the acts of the Committee as a whole.

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(b)        Delegation of Authority. The Committee may act through subcommittees, in which case the subcommittee shall be subject to and have the authority hereunder applicable to the Committee, and the acts of the subcommittee shall be deemed to be the acts of the Committee hereunder. Additionally, to the extent applicable law so permits, the Committee, in its discretion, may delegate to one or more officers of the Corporation all or part of the Committee's authority and duties with respect to Plan Awards to be granted to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act and who are not members of the Board or the Board of Directors of an Affiliate. The Committee may revoke or amend the terms of any delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan and the Committee's prior delegation. Notwithstanding the foregoing, however, if and to the extent deemed necessary by the Board, (a) all Plan Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall be made by a Committee comprised solely of two or more directors, all of whom are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act, to the extent necessary to exempt the Plan Award from the short-swing profit rules of Section 16(b) of the Exchange Act and (b) all Plan Awards granted to an individual who is, as of the last day of the fiscal year of the Corporation, the chief executive officer, chief financial officer or one of the three highest paid officers of the Corporation (other than the chief executive officer or the chief financial officer), each a “Named Executive Officer” shall be made by a Committee comprised solely of two or more directors, all of whom are Outside Directors, to the extent necessary to preserve any deduction under Section 162(m) of the Code. However, (a) any Plan Awards granted to any individual who is subject to the reporting and other provisions of Section 16 of the Exchange Act shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are “non-employee directors” within the meaning of Rule 16(b)-3 under the Exchange Act, and (b) any Plan Awards granted to an individual who is a Named Executive Officer shall not fail to be valid if made other than by a committee comprised solely of two or more directors, all of whom are Outside Directors. A Plan Award granted to an individual who is a member of the Committee may be approved by the Committee in accordance with the applicable Committee charters then in effect and other applicable law except that the Committee member must abstain from any action with respect to the Committee member's own Plan Awards.

(c)          Indemnification of the Committee. The Corporation shall bear all expenses of administering this Plan. The Corporation shall indemnify and hold harmless each person who is or shall have been a member of the Committee acting as administrator of the Plan, or any delegate of such, against and from any cost, liability, loss or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any action, claim, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or not taken under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Corporation's approval, or paid by such person in satisfaction of any judgment in any such action, suit or proceeding against such person, provided he or she shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. Notwithstanding the foregoing, the Corporation shall not indemnify and hold harmless any such person if applicable law or the Corporation's Certificate of Incorporation or Bylaws prohibit such indemnification. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Certificate of Incorporation or Bylaws, as a matter of law or otherwise, or under any other power that the Corporation may have to indemnify such person or hold him or her harmless. The provisions of the foregoing indemnity shall survive indefinitely the term of this Plan.

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III

SHARES AVAILABLE

Subject to the adjustments provided in Section X of the Plan, the aggregate number of shares of the Common Stock that may be granted for all purposes under the Plan shall be 5,000,000 shares. Shares of Common Stock underlying awards of securities (derivative or not) and shares of Common Stock awarded hereunder (whether or not on a restricted basis) shall be counted against the limitation set forth in the immediately preceding sentence and may be reused to the extent that the related Plan Award to any individual is settled in cash, expires, is terminated unexercised, or is forfeited. To the extent that a Stock Appreciation Right related to an Option is exercised, such Option shall be deemed to have been exercised and vice versa. Common Stock granted to satisfy Plan Awards under the Plan may be authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation’s treasury or shares of Common Stock acquired on the open market.

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IV

ELIGIBILITY

Any Employee of the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of this Plan), a Consultant, a member of the Board or the board of directors of an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) (whether or not such Board or board of directors member is an employee), any Consultant or person who provides services to the Corporation or an Affiliate (including an entity that becomes an Affiliate after the adoption of the Plan) and any entity that is a wholly-owned alter ego of such employee, member of the Board or board of directors of an Affiliate or other person who provides services is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person or entity has contributed significantly or can be expected to contribute significantly to the profits or growth of the Corporation or any Affiliate or if it is otherwise in the best interest of the Corporation or any Affiliate for such person or entity to participate in this Plan. With respect to any Board member who is (i) designated or nominated to serve as a Board member by a stockholder of the Corporation and (ii) an employee of such stockholder of the Corporation, then, at the irrevocable election of the employing stockholder, the person or entity who shall be eligible to participate in this Plan on behalf of the service of the respective Board member shall be the employing stockholder (or one of its Affiliates). To the extent such election is made, the respective Board member shall have no rights hereunder as a Participant with respect to such Board member's participation in this Plan. A Plan Award may be granted to a person or entity who has been offered employment or service by the Corporation or an Affiliate and who would otherwise qualify as eligible to receive the Plan Award to the extent that person or entity commences employment or service with the Corporation or an Affiliate, provided that such person or entity may not receive any payment or exercise any right relating to the Plan Award, and the grant of the Plan Award will be contingent, until such person or entity has commenced employment or service with the Corporation or an Affiliate. Where appropriate under the Plan, directors and other service providers who are not Employees shall be referred to as “employees” and their service as directors or other service providers as “employment.”

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V

PROCEDURES FOR EXERCISE OF OPTION, ETC.

The authority of the Committee shall include, without limitation, the following:

(a)           Procedures for Exercise of Option. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the Option exercise price of the total number of shares of Common Stock to be acquired and (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value that shall equal the Option exercise price for the portion exercised and, in cases where an Option is not exercised in its entirety, and subject to the requirements of the Code, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares. The Committee may, in its sole discretion, require that an exercise described under any one or more of the methods described under clause (iii) of the immediately preceding sentence (to the extent such exercise is, or is deemed to constitute, an exercise effected by the tendering of Common Stock) be consummated with Common Stock (i) held by the Optionee for at least six (6) months or (ii) acquired by the Optionee other than under the Plan or a similar program.

(b)           Withholding. The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise, vesting or payment upon an Option, Stock Appreciation Right or other grant or Plan Award, as applicable, or for the tender of shares of Common Stock owned by any Participant to meet the minimum statutory required obligations for withholding of taxes by the Company or any Affiliate. The Committee may, in its sole discretion, require that if any such withholding is effected by the tendering of Common Stock, such withholding shall be consummated with Common Stock (i) held by the Optionee for at least six months or (ii) acquired by the Optionee other than under the Plan or a similar program.

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VI

STOCK OPTIONS

The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Affiliate now existing or hereafter formed or acquired, and not to any director or officer who is not also such a common law employee. In order for an Option grant to satisfy the “performance-based compensation” exemption to the deduction limitation under Code Section 162(m), the maximum number of shares of Common Stock subject to Options that may be granted to any single Executive during any one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 500,000. The terms and conditions of the Options shall be determined from time to time by the Committee; provided, however, that the Options granted under the Plan shall be subject to the following:

(a)           Exercise Price. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; provided, however, that the exercise price for each share of Common Stock purchasable under any Option that is intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, any Incentive Stock Option granted hereunder or any Option intended to satisfy the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(A) shall at all times be not less than such amount as the Committee shall, in its best judgment, determine to be one hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and provided, further, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate that possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section IX of the Plan.

(b)           Payment of Exercise Price. The exercise price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or pursuant to any of the other methods set forth in Section V(a) hereof, as determined by the Committee. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

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(c)           Exercisability of Options. Except as provided in Section VI(e) hereof, each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on, and to any limitations on, exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

(d)           Expiration of Options. No Incentive Stock Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; provided, however, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns (or, pursuant to Section 422(b)(6) of the Code and the regulations promulgated thereunder, is deemed to own) shares of stock of the Corporation or of any Affiliate possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Affiliate, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

(e)           Exercise Upon Optionee’s Termination of Employment or Termination of Consulting Relationship. If the employment of an Optionee by the Corporation or by any Affiliate is terminated for any reason other than death, any Incentive Stock Option granted to such Optionee may not be exercised later than three (3) months (one (1) year in the case of termination due to Disability) after the date of such termination of employment. For purposes of determining whether any Optionee has incurred a termination of employment (or a Termination of Consulting Relationship), an Optionee who is both an employee (or a Consultant) and a director of the Corporation and/or any Affiliate shall (with respect to any Non-Qualified Option that may have been granted to him) be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Furthermore, except as otherwise may be provided in, and only with respect to, a particular Plan Award, (i) if an Optionee’s employment (or Consulting Relationship) is terminated by the Corporation or by any Affiliate for Cause or (ii) if an Optionee voluntarily terminates his employment other than for Good Reason or Disability (or incurs a voluntary Termination of Consulting Relationship other than for Disability), regardless of whether such Optionee continues to serve as a director of the Corporation or of any Affiliate, then the Optionee shall, at the time of such termination of employment (or Termination of Consulting Relationship), forfeit his rights to exercise any and all of the outstanding Option(s) theretofore granted to him.

(f)           Maximum Amount of Incentive Stock Options. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the sum of (i) the Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option plus (ii) the fair market values (determined as of the date(s) of grant of the option(s)) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Affiliate, which are exercisable for the first time by any person during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchasable pursuant to Incentive Stock Options. The terms of the immediately preceding sentence shall be applied by taking all options, whether or not granted under the Plan, into account in the order in which they are granted.

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VII

STOCK APPRECIATION RIGHTS

(a)           Tandem Stock Appreciation Rights. The Committee shall have the authority to grant Stock Appreciation Rights in tandem with an Option at the time of grant of the Option. Each such Stock Appreciation Right shall be subject to the same terms and conditions as the related Option, if any, and shall be exercisable only at such times and to such extent as the related Option is exercisable; provided, however, that a Stock Appreciation Right may be exercised only when the Fair Market Value of the Common Stock exceeds the exercise price of the related Option. A Stock Appreciation Right shall entitle the Optionee to surrender to the Corporation unexercised the related Option, or any portion thereof, and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Option over the exercise price per share of Common Stock multiplied by the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The number of shares of Common Stock that may be received pursuant to the exercise of a Stock Appreciation Right may not exceed the number of shares of Common Stock provided for under the Option, or portion thereof, which is surrendered. The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of the Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Tandem SAR shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).

(b)           Freestanding Stock Appreciation Rights. The Committee also shall have the authority to grant Stock Appreciation Rights unrelated to any Option that may be granted hereunder. Each such Freestanding Stock Appreciation Right shall be subject to the terms and conditions as determined by the Committee. Freestanding Stock Appreciation Rights shall entitle the Participant to surrender to the Corporation a portion or all of such rights and, except as provided below, to receive from the Corporation in exchange therefor that number of shares of Common Stock (or cash, as provided below) equal in value to the excess of the Fair Market Value of one share of the Common Stock of the Corporation on the day preceding the surrender of such Rights over the Fair Market Value per share of Common Stock (determined as of the date the Stock Appreciation Right was granted) multiplied by the number of Stock Appreciation Rights which are surrendered; provided, however, that no fractional shares of Common Stock shall be issued by reason thereof (cash being delivered to the Participant in lieu of such fractional shares). The Committee shall have the right, in its sole discretion, to require a Participant to receive cash in whole or in part in settlement of a Stock Appreciation Right. Within thirty (30) days following the receipt by the Committee of a request to receive cash in whole or in part in settlement of a Stock Appreciation Right, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such a request. A request to receive cash in whole or in part in settlement of a Stock Appreciation Right may provide that, to the extent that the Committee shall disapprove such request, such request shall be deemed to be an exercise of such Stock Appreciation Right for shares of Common Stock. Each Freestanding SAR shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(i)(B).

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(c)          Exercise of Stock Appreciation Rights. The exercisability of a Plan Award granted under Section VII(b) shall be determined as set forth in any agreement executed by the Corporation and such Participant hereunder. For purposes of determining whether a Participant has incurred a termination of employment or a Termination of Consulting Relationship (in the context of determining the non-forfeitability of his Stock Appreciation Rights), a Participant who is both an employee (or a Consultant) and a director of the Corporation and/or any Affiliate shall be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant ceases to be an employee (or a Consultant) of the Corporation or of any Affiliate for Cause or terminates his employment other than for Disability or Good Reason (or incurs a voluntary Termination of Consulting Relationship other than for Disability) without the written consent of the Committee (regardless of whether such Participant continues to serve as a director of the Corporation or of any Affiliate), all Plan Awards granted under Section VII(b) shall be immediately forfeited.

(d)          Limitation on Number of Stock Appreciation Rights. In order for a grant of Stock Appreciation Rights to satisfy the “performance-based compensation” exemption under Code Section 162(m), the maximum number of Stock Appreciation Rights that may be granted to any Executive during one calendar year, beginning with the year grants under the Plan first become subject to such deduction limitations, is 500,000.

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VIII

PERFORMANCE SHARES, RESTRICTED STOCK, RESTRICTED STOCK UNITS, PERFORMANCE UNITS AND CASH INCENTIVES

The Committee shall have the authority to grant Cash Incentives, Performance Shares, Restricted Stock, Restricted Stock Units or Performance Units either separately or in combination with other Plan Awards. The terms and conditions of Cash Incentives, Performance Shares, Restricted Stock, Restricted Stock Units or Performance Units shall be determined from time to time by the Committee, without limitation, except as otherwise provided in the Plan, provided, that in order for a grant of Cash Incentives, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares to satisfy the “performance-based compensation” exemption under Code Section 162(m), beginning with the year the deduction limitations under such Code Section first become applicable to grants of Plan Awards under the Plan, (i) the maximum dollar value of shares of Restricted Stock or Performance Shares that may be granted to any single Executive during any one calendar year is $10,000,000.00, (ii) the maximum dollar value of Restricted Stock Units or Performance Units that may be granted to any single Executive during any one calendar year is $10,000,000.00 and (iii) the maximum dollar amount of Cash Incentives that may be paid to any single Executive during any one calendar year is $10,000,000.00. Furthermore:

(a)           Services Rendered. Each such Plan Award shall be granted for services rendered; provided, however, that, with regard to Common Stock-based Plan Awards, the value of the services performed must equal or exceed the par value of such shares of Common Stock to be granted to the Participant.

(b)           Duration of Performance or Restricted Period; Satisfaction of Conditions. The duration of the performance or restricted period and the condition or conditions upon which (i) such restrictions will lapse (and upon which the restricted period will end), upon which (ii) the performance goals will be deemed to have been satisfied and (iii) such Plan Awards will be paid or distributed shall, except as otherwise provided herein, be determined by the Committee at the time each such grant is made and will be set forth under the subject Award Agreement. More than one grant may be outstanding at any one time, and performance or restricted periods may be of different lengths.

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(c)           Restricted Stock. Shares of Common Stock granted in the form of Restricted Stock shall be registered in the name of the Participant and, together with a stock power endorsed in blank, deposited with the Corporation at the time the Plan Award is granted. With respect to such Restricted Stock, the Participant shall generally have the rights and privileges of a stockholder of the Corporation as to such shares, including the right to vote such Restricted Stock that is Voting Stock, except that the following restrictions shall apply: (i) the Participant shall not be entitled to delivery of a certificate until the expiration or termination of the restricted period, (ii) none of the shares of Restricted Stock may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the restricted period and (iii) all of the shares of Restricted Stock shall be forfeited by the Participant without further obligation on the part of the Corporation as set forth in Section VIII(j) hereof. Cash and stock dividends with respect to the Restricted Stock will be withheld by the Corporation for the Participant’s account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as may be determined by the Corporation. All cash or stock dividends so withheld by the Corporation shall initially be subject to forfeiture, but shall become non-forfeitable and payable at the same times, and at the same rate, as determined with respect to the lapse of restrictions on the underlying Restricted Stock. Upon the forfeiture of any shares of Restricted Stock, such forfeited shares of Common Stock (and any dividends set aside thereon) shall be transferred to the Corporation without further action by the Participant. Upon the expiration or termination of the restricted period, the restrictions imposed on the appropriate shares of Restricted Stock shall lapse and a stock certificate for the number of shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law or by any applicable stockholders’ agreement or any other agreement, to the Participant. A Participant who files an election with the Internal Revenue Service to include the fair market value of any Restricted Stock in gross income while they are still subject to restrictions shall promptly furnish the Corporation with a copy of such election together with the amount of any federal, state, local or other taxes that may be required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

(d)          Restricted Stock Units. The Committee may grant one or more Restricted Stock Units to a Participant. Such Restricted Stock Units shall vest pursuant to the vesting schedule set forth in the related Award Agreement and the shares of Common Stock underlying vested Restricted Stock Units will be distributed to the Participant on the date(s), or upon the event(s), set forth in the related Award Agreement in the amount of one share of Common Stock for each vested Restricted Stock Unit. At the time of distribution, a stock certificate for such number of shares of Common Stock shall be delivered, free of all restrictions, except any that may be imposed (i) under the Award Agreement, (ii) by law, (iii) by any applicable stockholders’ agreement or (iv) by any other agreement, to the Participant.

(e)          Performance Shares / Performance Units. For purposes of this Article VIII, Performance Shares and Performance Units shall be substantially identical to shares of Restricted Stock and Restricted Stock Units, respectively, except that the vesting of such Performance Shares and Performance Units will be based solely upon the attainment of one or more performance targets, as further described below.

(f)          Cash Incentives. The Committee may grant Cash Incentive awards to one or more Participants, which provide that the recipients will receive cash payments (of either a fixed dollar amount or an amount determined by formula) at a specified time in the future based upon the attainment of one or more annual or multi-year performance goals, as further described below. Except as may be provided in an Award Agreement with respect to a particular Participant, any Cash Incentives earned during a performance period shall be paid in cash within 2 ½ months after the end of the performance period to which such Plan Award relates.

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(g)          Performance Goal(s). In order to satisfy the requirements of Section 162(m) of the Code (to the extent such requirements are applicable), the performance goal(s) to be used for purposes of grants to Executives (the attainment of the performance target(s) referenced in Section VIII(h) related to such performance goal(s) determining the number of Performance Shares, Performance Units, Restricted Stock Units or shares of Restricted Stock that become vested under the Plan or the amount of Cash Incentives) shall be as set forth in Appendix “A” hereto, unless and until the Committee proposes for stockholder vote a change in such general performance measures.

(h)          Performance Targets. At the time of each grant, the Committee shall establish (subject to the provisions of Section VIII(g) hereof) specific performance targets (to be satisfied during the performance period) and/or periods of service to which the vesting of Performance Shares, Performance Units, Restricted Stock Units, Restricted Stock and/or Cash Incentives shall be conditioned. The Committee may also establish a relationship between performance targets and the number of Performance Shares, Performance Units, Restricted Stock Units, shares of Restricted Stock or amount of Cash Incentives which shall be earned. The Committee also may establish a relationship between performance results other than the targets and the number of Performance Shares, Restricted Stock Units, Restricted Stock Units, shares of Restricted Stock, the number or value of Performance Units and the amount of Cash Incentives, if any, which shall be earned. The Committee shall determine the measures of performance to be used in determining the extent to which Cash Incentives are earned or to which restrictions on shares of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units shall lapse. Performance measures and targets may vary among grants, but once established for a grant may not be modified with respect to that grant except as provided in Section IX and provided that the Committee may, in its sole discretion, make such adjustments as it may deem necessary or advisable in the event of material changes in the criteria used for establishing performance targets which would result in the dilution or enlargement of a Participant’s award outside the goals intended by the Committee at the time of the grant of the Plan Award. The performance targets must be established in writing (i) at the time of the grant of the Plan Award or (ii) no later than the earlier of (x) 90 days after the beginning of the performance period to which they relate or (y) before the lapse of 25% of the performance period to which they related. Whether or not the performance targets are attained must be uncertain at the time that they are established and whether or no the performance targets are achieved must be able to be determined by an unrelated third party with knowledge of the relevant facts.

(i)          Dividend or Interest Equivalents for Restricted Stock Units and Performance Units. The Committee may provide that amounts equivalent to dividends or interest shall be payable with respect to Restricted Stock Units or Performance Units held in the Participant’s performance account. Such amounts shall be credited to the performance account, and shall be payable to the Participant in cash or in Common Stock, as set forth under the terms of the subject Plan Award, at such time as the Restricted Stock Units or Performance Units are earned. The Committee further may provide that amounts equivalent to interest or dividends held in the performance accounts shall be credited to such accounts on a periodic or other basis.

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(j)          Termination of Employment. If the Participant (i) voluntarily ceases to be an employee of the Corporation, or of any Affiliate (or incurs a voluntary Termination of Consulting Relationship) for Good Reason or with the written consent of the Committee, (ii) dies or becomes Disabled or (iii) suffers an involuntary termination of his employment (or incurs an involuntary Termination of Consulting Relationship) with the Corporation or with any Affiliate for reasons other than Cause, the Plan Award earned (or which becomes vested and nonforfeitable) under this Section with respect to any outstanding Cash Incentives, Performance Shares, Restricted Stock, Restricted Stock Units, Performance Units or interest or dividend equivalents shall be determined as otherwise provided herein or in any agreement executed by such Participant hereunder. For purposes of the immediately preceding sentence, any Participant who is both an employee (or a Consultant) and a director of the Corporation and/or any Affiliate will be considered to have incurred a termination of employment (or a Termination of Consulting Relationship) only upon his termination of service both as an employee (or as a Consultant) and as a director. Except as otherwise may be provided in, and only with respect to, a particular Plan Award, if the Participant ceases to be an employee (or a Consultant) of the Corporation or of any Affiliate for any reason, regardless of whether such Participant continues to serve as a director of the Corporation or of any Affiliate, all Plan Awards granted under this Section VIII and subject to restrictions shall be immediately forfeited. In such case, the Corporation shall have the right to complete the blank stock power with respect to Restricted Stock and Performance Shares and transfer the same to the Corporation’s treasury.

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IX

ADJUSTMENT OF SHARES; MERGER OR

CONSOLIDATION, ETC. OF THE CORPORATION

(a)           Recapitalization, Etc. In the event there is any change in the outstanding Common Stock of the Corporation by reason of any reorganization, recapitalization, reincorporation, stock split, stock dividend, combination of shares or otherwise, there shall be substituted for or added to each share of Common Stock theretofore appropriated or thereafter subject, or which may become subject, to any Option, Stock Appreciation Right, grant of Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit award, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share price thereof also shall be appropriately adjusted. Notwithstanding the foregoing, (i) each such adjustment shall comply with the requirements of Treas. Reg. Section 1.409A-1(b)(5)(v), (ii) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (iii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

(b)          Merger, Consolidation or Change in Control of the Corporation.

Upon:

(i) the merger or consolidation of the Corporation with or into another corporation (pursuant to which the stockholders of the Corporation immediately prior to such merger or consolidation will not, as of the date of such merger or consolidation, own a beneficial interest in shares of voting securities of the corporation surviving such merger or consolidation having at least a majority of the combined voting power of such corporation’s then outstanding securities), if the agreement of merger or consolidation does not provide for:

(1) the continuance of the Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock, Performance Shares and/or Cash Incentives granted hereunder, or

(2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, performance units, shares of restricted stock and/or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock or Performance Shares granted hereunder, or for the assumption of the same by the surviving corporation,

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(ii) the dissolution, liquidation, or sale of all or substantially all the assets of the Corporation to a person who is not an “Affiliate or Associate” (as defined below) of (A) the Corporation or to (B) a direct or indirect owner of a majority of the voting power of the Corporation’s then outstanding voting securities (such sale of assets being referred to as an “Asset Sale”), or

(iii) the Change in Control of the Corporation, if after such Change in Control of the Corporation this Plan (or another plan of the Corporation or of a successor to the Corporation) does not provide for (1) the continuance of the Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, Performance Units, shares of Restricted Stock and/or Performance Shares granted hereunder or (2) the substitution of new cash incentives, options, stock appreciation rights, restricted stock units, shares of restricted stock, performance units or performance shares for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares or Performance Units granted hereunder, or for the assumption of the same by the surviving corporation, then the holder of any such Option or Stock Appreciation Right theretofore granted and still outstanding (and not otherwise expired) shall have the right immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation to exercise such Option(s) or Stock Appreciation Right(s) in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Option(s) or Stock Appreciation Right(s), and all restrictions regarding transferability and forfeiture on shares of Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units shall be removed immediately prior to the effective date of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation and the outstanding amount of Cash Incentives, to the extent vested and earned, shall immediately be paid to the Participant; provided that all conditions precedent to the exercise of such Option(s) or Stock Appreciation Right(s), the transferability of such shares of Restricted Stock or Performance Shares and the vesting of Restricted Stock Units and Performance Units, other than the passage of time, have occurred.

The Corporation, to the extent practicable, shall give advance notice to affected Optionees and holders of Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock, Performance Shares and Performance Units of such merger, consolidation, dissolution, liquidation, Asset Sale or Change in Control of the Corporation. Unless otherwise provided in the subject Award Agreement or merger, consolidation or Asset Sale agreement, all such Options and Stock Appreciation Rights which are not so exercised shall be forfeited as of the effective time of such merger, consolidation, dissolution, liquidation or Asset Sale (but not in the case of a Change in Control of the Corporation). In the event the Corporation becomes a subsidiary of another corporation (the “New Parent Corporation”) with respect to which the stockholders of the Corporation (as determined immediately before such transaction) own, immediately after such transaction, a beneficial interest in shares of voting securities of the New Parent Corporation having at least a majority of the combined voting power of such New Parent Corporation’s then outstanding securities, there shall be substituted for Cash Incentives, Options, Stock Appreciation Rights, Restricted Stock Units, shares of Restricted Stock Performance Shares and Performance Units granted hereunder, (i) cash incentives and (ii) options to purchase, stock appreciation rights issued with respect to, restricted stock units (and performance units) related to and restricted shares of common stock (and performance shares) shares of the New Parent Corporation. The substitution described in the immediately preceding sentence shall be effected in a manner such that any option granted by the New Parent Corporation (i) shall comply with Treas. Reg. Section 1.409A-1(b)(5)(v) and (ii) which is intended to replace an Incentive Stock Option granted hereunder shall satisfy the requirements of Section 422 of the Code.

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(c)          Effect of Merger or Consolidation on Performance-Based Plan Awards. Etc. As of the effective date of any merger, consolidation, dissolution, liquidation or Asset Sale described in subsection (b), above, no Participant shall earn any additional performance-based Plan Award or dividend or interest equivalent under the Plan. Furthermore, if the value of any such Plan Award cannot be determined as of such date because such Plan Award is conditioned upon the future financial performance of the Corporation, such Plan Award (including any applicable dividend or interest equivalents) shall, unless otherwise provided in the subject Award Agreement, be prorated based upon the assumption that such performance criteria have been satisfied at the target level. Except as provided in Section IX(b), any Plan Award payable after the date of the merger, consolidation, dissolution, liquidation or Asset Sale shall be paid in cash (unless the appropriate merger, consolidation or Asset Sale agreement provides otherwise) as of the date such Plan Award originally was to have been paid, or as of such earlier date as may be determined by the Corporation or its successor but subject to the provisions of Section 409A of the Code and the regulations promulgated thereunder.

(d)          Definition of Change in Control of the Corporation. As used herein, a “Change in Control of the Corporation” shall be deemed to have occurred if any person (including any individual, firm, partnership or other entity) together with all “Affiliates and Associates” (as defined under Rule 12b-2 of the General Rules and Regulations promulgated under the Exchange Act) of such person (but excluding (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any subsidiary of the Corporation, (ii) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of the Corporation, (iii) the Corporation or any subsidiary of the Corporation or (iv) only as provided in the immediately following sentence, a Participant together with all Affiliates and Associates of the Participant) who is not a stockholder or an Affiliate or Associate of a stockholder of the Corporation on the date of stockholder approval of the Plan is or becomes the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation’s then outstanding securities. The provisions of clause (iv) of the immediately preceding sentence shall apply only with respect to the Plan Award(s) held by the Participant who, together with his Affiliates or Associates, if any, is or becomes the direct or indirect Beneficial Owner of the percentage of securities set forth in such clause. Notwithstanding the foregoing, with respect to Options, SARs and other Plan Awards subject to the provisions of Code Section 409A, the term “Change in Control of the Corporation” shall have the meaning set forth in the regulations promulgated by the United States Treasury Department under Section 409A of the Code. In no instance shall an initial public offering of the Corporation’s Common Stock be deemed to constitute a Change in Control of the Corporation.

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X

MISCELLANEOUS PROVISIONS

(a)           Administrative Procedures. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. All actions and decisions of the Committee shall be final.

(b)           Assignment or Transfer. No grant or award of any Plan Award or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a domestic relations order. During the lifetime of a Participant, Incentive Stock Options granted hereunder shall be exercisable only by the Participant.

(c)           Withholding Taxes. The Corporation (or the appropriate Affiliate) shall have the right to deduct and withhold from all payments hereunder the minimum statutory required federal, state, local or foreign taxes due to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, either directly or upon the exercise of or payment upon any Plan Award, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant’s salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Each Participant may satisfy the withholding obligations by paying to the Corporation (or the appropriate Affiliate) a cash amount equal to the amount required to be withheld or, subject to the Committee’s consent thereto, by tendering to the Corporation (or to the appropriate Affiliate) a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure approved by the Committee as described under Section V(b) hereof.

(d)           Costs and Expenses. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

(e)           Funding of Plan. The Plan shall be unfunded. The Corporation and the appropriate Affiliates shall not be required to segregate any of their assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder are unsecured and shall be subject to the general creditors of the Corporation and of the Affiliates.

(f)           Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

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(g)           Severability. In case any provision of the Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

(h)          Payments Due Missing Persons. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of the Plan to the contrary, if, after a period of one (1) year from the date such benefits shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known addresses advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

(i)          Liability and Indemnification.

(i) Neither the Corporation nor any Affiliate shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in the Plan. Furthermore, neither the Corporation nor any Affiliate shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel, provided that the Corporation and/or the appropriate Affiliate relied in good faith upon the action of such agent or the advice of such counsel.

(ii)         Neither the Corporation, any Affiliate, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to the Plan, except as expressly provided herein.

(j)          Incapacity. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of, or exercise, any Plan Award is, at the time when such benefit becomes payable or exercisable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to (or permit such Plan Award to be exercised by) such other person or institution, including a custodian under a Uniform Gifts to Minors Act or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release by such other person or institution shall be a valid and complete discharge for the payment or exercise of such Plan Award.

(k)          Cooperation of Parties. All parties to the Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out the Plan or any of its provisions.

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(l)          Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of Delaware without regard to its principles of conflicts of law. In the event that any person is compelled to bring a claim related to this Plan, to interpret or enforce the provisions of the Plan, to recover damages as a result of a breach of the terms of this Plan, or from any other cause (a “Claim”), such Claim must be processed in the manner set forth below:

(i)          THE SOLE AND EXCLUSIVE METHOD TO RESOLVE ANY CLAIM IS ARBITRATION, AND EACH PARTY WAIVES THE RIGHT TO A JURY TRIAL OR COURT TRIAL. Neither party shall initiate or prosecute any lawsuit in any way related to any Claim covered by the terms of this Plan.

(ii)         The arbitration shall be binding and conducted before a single arbitrator in accordance with the then-current JAMS Arbitration Rules and Procedures for Employment Disputes or the appropriate governing body, as modified by the terms and conditions of this paragraph. Venue for any arbitration pursuant to this Plan will lie in Seattle, Washington. The arbitrator will be selected by mutual agreement of the parties or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS or the appropriate governing body. The parties to the arbitration shall each pay an equal amount of the arbitrator’s fees and arbitration costs (recognizing that each side bears the cost of its own deposition(s), witness, expert and attorneys’ fees and other expenses as and to the same extent as if the matter were being heard in a court of law). Upon the conclusion of the arbitration hearing, the arbitrator shall issue a written opinion revealing, however briefly, the essential findings and conclusions upon which the arbitrator’s award is based. The award of the arbitrator shall be final and binding. Judgment upon any award may be entered in any court having jurisdiction thereof.

(m)          Nonguarantee of Employment or Consulting Relationship. Nothing contained in the Plan shall be construed as a contract of employment (or as a consulting contract) between the Corporation (or any Affiliate), and any employee or Participant, as a right of any employee or Participant to be continued in the employ of (or in a Consulting Relationship with) the Corporation (or any Affiliate), or as a limitation on the right of the Corporation or any Affiliate to discharge any of its employees (or Consultants), at any time, with or without cause (but subject to the terms of any applicable employment or consulting agreement).

(n)          Notices. Each notice relating to the Plan shall be in writing and delivered in person, by recognized overnight courier or by certified mail to the proper address. Except as otherwise provided in any Award Agreement with respect to the exercise thereunder, all notices to the Corporation or the Committee shall be addressed to it at 405 114th Avenue, SE, Third Floor, Bellevue, WA 98004 Attn: General Counsel. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee’s records.

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(o)          Written Agreements. Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award.

(p)          Section 409A of the Code.

(i)          This Plan and the related Award Agreements (collectively, for purposes of this Section X(p), the “Plan”) are intended to comply with the requirements of Section 409A of the Code (“Section 409A”). Payments of Non-Qualified Deferred Compensation (as such term is defined under Section 409A and the regulations promulgated thereunder) may only be made under this Plan upon an event and in a manner permitted by Section 409A. Any amounts payable solely on account of an involuntary separation from service of the Participant within the meaning of Section 409A shall be excludible from the requirements of Section 409A, either as involuntary separation pay or as short-term deferral amounts, to the maximum possible extent. For purposes of Section 409A, the right to a series of installment payments under this Plan shall be treated as a right to a series of separate payments.

(ii)         To the extent required by Section 409A, and notwithstanding any other provision of this Plan to the contrary, no payment of Non-Qualified Deferred Compensation will be provided to, or with respect to, the Participant on account of his separation from service until the first to occur of (i) the date of the Participant’s death or (ii) the date that is one day after the six (6) month anniversary of his separation from service, but in either case only if he is a “specified employee” (as defined under Section 409A(a)(2)(B)(i) of the Code and the regulations promulgated thereunder) in the year of his separation from service. Any payment that is delayed pursuant to the provisions of the immediately preceding sentence shall instead be paid in a lump sum promptly following the first to occur of the two dates specified in such immediately preceding sentence.

(iii)        Any payment of Non-Qualified Deferred Compensation made pursuant to a voluntary or involuntary termination of the Participant’s employment with the Corporation shall be withheld until the Participant incurs both (i) a termination of his employment relationship with the Corporation and (ii) a “separation from service” with the Corporation, as such term is defined in Treas. Reg. Section 1.409A-1(h).

(iv)        If a Participant is permitted to elect to defer a Plan Award or any payment under a Plan Award, such election shall be made in accordance with the requirements of Code Section 409A. Each initial deferral election (an "Initial Deferral Election") must be received by the Committee prior to the following dates or will have no effect whatsoever:

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                                  (a)   Except as otherwise provided below, the December 31 immediately preceding the year in which the compensation is earned;

                                 (b)   With respect to any annual or long-term incentive pay that qualifies as "performance-based compensation" within the meaning of Code Section 409A, by the date six (6) months prior to the end of the performance measurement period applicable to such incentive pay provided such additional requirements set forth in Code Section 409A are met;

                                 (c)   With respect to "fiscal year compensation" as defined under Code Section 409A, by the last day of the Corporation's fiscal year immediately preceding the year in which the fiscal year compensation is earned; or

                                 (d)   With respect to mid-year Plan Awards or other legally binding rights to a payment of compensation in a subsequent year that is subject to a forfeiture condition requiring the Participant's continued service for a period of at least twelve (12) months, on or before the thirtieth (30th) day following the grant of such Plan Award, provided that the election is made at least twelve (12) months in advance of the earliest date at which the forfeiture condition could lapse.

The Committee may, in its sole discretion, permit Participants to submit additional deferral elections in order to delay, but not to accelerate, a payment, or to change the form of payment of an amount of deferred compensation (a "Subsequent Deferral Election"), if, and only if, the following conditions are satisfied: (i) the Subsequent Deferral Election must not take effect until 12 months after the date on which it is made, (ii) in the case of a payment other than a payment attributable to the Participant's death, disability or an unforeseeable emergency (all within the meaning of Section 409A of the Code) the Subsequent Deferral Election further defers the payment for a period of not less than five years from the date such payment would otherwise have been made and (iii) the Subsequent Deferral Election is received by the Committee at least 12 months prior to the date the payment would otherwise have been made. In addition, Participants may be further permitted to revise the form of payment they have elected, or the number of installments elected, provided that such revisions comply with the requirements of a Subsequent Deferral Election.

(v)         The preceding provisions of this Section X(p) shall not be construed as a guarantee by the Corporation or by any Affiliate of any particular tax effect to the Participant under this Plan. The Corporation and its Affiliates shall not be liable to the Participant for any additional tax, penalty or interest imposed under Section 409A nor for reporting in good faith any payment made under this Plan as an amount includible in gross income under Section 409A.

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(q)          Listing, Registration, Etc. All shares of Common Stock issued pursuant to the terms of this Plan will be subject to the requirement that if at any time the Board determines, in its sole discretion, that it is necessary or desirable to list, register or qualify upon any securities exchange or under any state or federal securities or other law or regulation, such shares of Common Stock, or that it is necessary or desirable to obtain the consent or approval of any governmental regulatory body, as a condition to or in connection with the issuance hereunder of Common Stock, the Common Stock may not be issued unless or until the listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board. The recipient of any shares of Common Stock must supply the Corporation with any certificates, representations and information as the Corporation reasonably requests, and must otherwise cooperate with the Corporation in obtaining or effecting any listing, registration, qualification, consent or approval the Board deems necessary or desirable. If the Corporation, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any shares of Common Stock vest, the Board may, in its sole discretion and without the holders’ consent, reduce that period on not less than 10 days’ written notice to the holders affected. Nothing contained herein will obligate the Corporation to register any shares of Common Stock or other securities under any federal or state securities laws.

(r)          Golden Parachute Restrictions. Notwithstanding any other provisions of this Plan to the contrary, if the receipt of any payments or benefits under this Plan would subject a Participant to tax under Code Section 4999, the Committee may determine whether some amount of payments or benefits would meet the definition of a "Reduced Amount." If the Committee determines that there is a Reduced Amount, the total payments or benefits to the Participant under all Awards must be reduced to such Reduced Amount, but not below zero. It is the intention of the Corporation and the Participant to reduce the payments under this Plan only if the aggregate Net After Tax Receipts to the Participant would thereby be increased. If the Committee determines that the benefits and payments must be reduced to the Reduced Amount, the Corporation must promptly notify the Participant of that determination, with a copy of the detailed calculations by the Committee. All determinations of the Committee under this Section X(s) are final, conclusive and binding upon the Corporation and the Participant. As result of the uncertainty in the application of Code Section 4999 at the time of the initial determination by the Committee under this X(s), however, it is possible that amounts will have been paid under the Plan to or for the benefit of a Participant that should not have been so paid ("Overpayment") or that additional amounts that have not been paid under the Plan to or for the benefit of a Participant could have been so paid ("Underpayment"), in each case consistent with the calculation of the Reduced Amount. If the Committee, based either upon the assertion of a deficiency by the Internal Revenue Service against the Corporation or the Participant, that the Committee believes has a high probability of success, or controlling precedent or other substantial authority, determines that an Overpayment has been made, any such Overpayment must be treated for all purposes as a loan, to the extent permitted by applicable law, which the Participant must repay to the Corporation together with interest at the applicable federal rate under Code Section 7872(f)(2); provided, however, that no such loan may be deemed to have been made and no amount shall be payable by the Participant to the Corporation if and to the extent such deemed loan and payment would not either reduce the amount on which the Participant is subject to tax under Code Sections 1, 3101 or 4999 or generate a refund of such taxes. If the Committee, based upon controlling precedent or other substantial authority, determines that an Underpayment has occurred, the Committee must promptly notify the Corporation of the amount of the Underpayment, which then shall be paid promptly to the Participant but no later than the end of the Participant's taxable year next following the Participant's taxable year in which the determination is made that the Underpayment has occurred. For purposes of this Section, (i) "Net After Tax Receipt" means the Present Value of a payment under this Plan net of all taxes imposed on Participant with respect thereto under Code Sections 1, 3101 and 4999, determined by applying the highest marginal rate under Code Section 1 that applies to the Participant's taxable income for the applicable taxable year; (ii) "Present Value" means the value determined in accordance with Code Section 280G(d)(4); and (iii) "Reduced Amount" means the smallest aggregate amount of all payments and benefits under this Plan that (x) is less than the sum of all payments and benefits under this Plan and (y) results in aggregate Net After Tax Receipts that are equal to or greater than the Net After Tax Receipts that would result if the aggregate payments and benefits under this Plan were any other amount less than the sum of all payments and benefits to be made under this Plan.

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(s)          Clawback of Payments. Notwithstanding any provision of this Plan to the contrary, each Participant’s benefits awarded or paid hereunder may be subject to recoupment by the Corporation to the extent required under the applicable requirements of Section 304 of the Sarbanes-Oxley Act of 2002 and/or Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, each as in effect from time to time, and any applicable rules and regulations with respect thereto that are promulgated thereunder by the SEC and the exchange(s) and/or other trading facility(ies) on which any class of securities of the Corporation is traded. To the extent these recoupment rules apply to any Participant, but without in any way limiting the generality of the foregoing, the Participant’s Plan Awards shall be subject to recoupment under the Corporation’s clawback policy, as in effect from time to time (the “Clawback Policy”), to the extent provided therein. The Corporation intends, but the Corporation does not and cannot guarantee, that to the extent any payment under this Plan qualifies as non-qualified deferred compensation (as defined under Section 409A of the Code and the regulations promulgated thereunder) any recoupment required under this Section X(s) shall either be exempt from Section 409A of the Code or comply with the applicable requirements of Section 409A of the Code regarding the prohibited acceleration of payments of deferred compensation.

(t)          Certain Rules of Construction.

(i)          The headings and subheadings set forth in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the terms set forth herein.

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(ii)         Wherever applicable, the neuter, feminine or masculine pronoun as used herein shall also include the masculine or feminine, as the case may be.

(iii)        The words “hereof,” “herein,” “hereunder” and similar words refer to this Plan as a whole and not to any particular provision of this Plan; and any subsection, Section, Schedule, Appendix or Exhibit references are to this Plan unless otherwise specified.

(iv)        The term “including” is not limiting and means “including without limitation.”

(v)         References in this Plan to any statute or statutory provisions include a reference to such statute or statutory provisions as from time to time amended, modified, reenacted, extended, consolidated or replaced (whether before or after the date of this Plan) and to any subordinate legislation made from time to time under such statute or statutory provision.

(vi)        References to this Plan or to any other document include a reference to this Plan or to such other document as varied, amended, modified, novated or supplemented from time to time.

(vii)       References to “writing” or “written” include any non-transient means of representing or copying words legibly, including by facsimile or electronic mail.

(viii)      References to “$” are to United States Dollars.

(ix)         References to “%” are to percent.

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XI

AMENDMENT OR TERMINATION OF PLAN

The Board of Directors of the Corporation shall have the right to amend, suspend or terminate the Plan at any time, provided that no amendment shall be made that shall increase the total number of shares of the Common Stock of the Corporation that may be issued and sold pursuant to Incentive Stock Options, reduce the minimum exercise price in the case of an Incentive Stock Option or modify the provisions of the Plan relating to eligibility with respect to Incentive Stock Options unless such amendment is made by or with the approval of the stockholders of the Corporation within 12 months of the effective date of such amendment, but only if such approval is required by any applicable provision of law. Furthermore, no amendment to the Plan may change (i) the maximum amount of Plan Awards that may be granted or paid on an annual basis or (ii) the exercise price of any options granted hereunder without the prior approval of the Corporation’s stockholders in the manner required under Section 162(m) of the Code; provided, however, that such stockholder consent is required only during such period that the deduction limitations under Code Section 162(m) apply to Plan Awards granted under the Plan. The Board of Directors of the Corporation shall also be authorized to amend the Plan and the Options granted thereunder to maintain qualification as “incentive stock options” within the meaning of Section 422 of the Code, if applicable. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any vested Plan Award previously granted under the Plan without the consent of the holder thereof.

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XII

TERM OF PLAN

The Plan shall automatically terminate on the day immediately preceding the tenth (10th) anniversary of the date the Plan was adopted by the Board of Directors of the Corporation, unless sooner terminated by such Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

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Appendix A

[THE FOLLOWING IS AN EXAMPLE]

[The performance conditions may be stated with respect to (a) net sales; (b) revenue; (c) revenue growth or product revenue growth; (d) operating income (before or after taxes); (e) pre-or after-tax income (before or after allocation of corporate overhead and bonus); (f) net earnings; (g) earnings per share; (h) net income (before or after taxes); (i) return on equity; (j) total shareholder return; (k) return on assets or net assets; (l) appreciation in and/or maintenance of the price of the shares of Common Stock (or any other publicly-traded securities of the Corporation); (m) market share; (n) gross profits; (o) earnings (including earnings before taxes, before interest and taxes or before interest, taxes, depreciation and amortization); (p) economic value-added models or equivalent metrics; (q) comparisons with various stock market indices; (r) reductions in cost; (s) cash flow or cash flow per share (before or after dividends); (t) return on capital (including return on total capital or return on invested capital); (u) cash flow return on investments; (v) improvement in or attainment of expense levels or working capital levels; (w) operating margin, gross margin or cash margin; (x) year-end cash; (y) debt reduction; (z) shareholder equity; (aa) market shares; (bb) regulatory achievements; and (cc) implementation, completion or attainment of measurable objectives with respect to products or projects and recruiting and maintaining personnel. The business criteria above, may be related to a specific customer or group of customers or products or geographic region. The form of the performance conditions may be measured on a corporate, Affiliate, product, division, business unit, service line, segment or geographic basis, individually, alternatively or in any combination, subset or component thereof. Performance goals may include one or more of the foregoing business criteria, either individually, alternatively or any combination, subset or component. Performance goals may reflect absolute performance or a relative comparison of the performance to the performance of a peer group or index or other external measure of the selected business criteria. Profits, earnings and revenues used for any performance condition measurement may exclude any extraordinary or non-recurring items. The performance conditions may, but need not, be based upon an increase or positive result under the aforementioned business criteria and could include, for example and not by way of limitation, maintaining the status quo or limiting the economic losses (measured, in each case, by reference to the specific business criteria). The performance conditions may not include solely the mere continued employment of the Participant. However, the Plan Award may become exercisable, nonforfeitable and transferable or earned and payable contingent on the Participant's continued employment or service, and/or employment or service at the time the Plan Award becomes exercisable, nonforfeitable and transferable or earned and payable, in addition to the performance conditions described above. The Committee shall have the sole discretion to select one or more periods of time over which the attainment of one or more of the foregoing performance conditions will be measured for the purpose of determining a Participant's right to, and the settlement of, a Plan Award that will become exercisable, nonforfeitable and transferable or earned and payable based on performance conditions, except that the performance period shall not be less than one year, except in the case of newly-hired or newly-promoted employees and, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant's death, Disability, retirement or involuntary termination of employment or service during the performance period.]

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Annex B

CERTIFICATE OF AMENDMENT TO

CERTIFICATE OF INCORPORATION OF

RADIANT LOGISTICS, INC.

Radiant Logistics, Inc., a Delaware corporation (the “Corporation”), does hereby certify that:

FIRST: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”).

SECOND: The terms and provisions of this Certificate of Amendment have been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware and shall become effective upon filing with the Delaware Secretary of State.

THIRD: The first two sentences of Article FOURTH of the Certificate of Incorporation are hereby deleted in their entirety and replaced with the following:

“FOURTH. The total number of the shares of stock which this corporation shall have authority to issue is One Hundred and Five Million (105,000,000) with a par value of $.001 per share. One Hundred Million (100,000,000) of such shares are Common Stock and Five Million (5,000,000) of shares are Preferred Stock.”

IN WITNESS WHEREOF, this Certificate of Amendment to Certificate of Incorporation has been executed by a duly authorized officer of the Corporation this ___ day of ________, 2012.

RADIANT LOGISTICS, INC.

By:
Bohn H. Crain
Chief Executive Officer

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